                                                                    EXHIBIT 10.2

                                               EXECUTION COPY

                 OAKWOOD ADVANCE RECEIVABLES COMPANY II, L.L.C.

                                    as Issuer

                                       and

                               JPMORGAN CHASE BANK

                              as Indenture Trustee

                            ------------------------

                                    INDENTURE

                          Dated As Of February 1, 2003

                          ----------------------------

                 Oakwood Advance Receivables Company II, L.L.C.
               Advance Receivables Backed Notes, Series 2003-ADV1
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                                TABLE OF CONTENTS

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                                                                                                                  Page

                              PRELIMINARY STATEMENT

                                 GRANTING CLAUSE

                                GENERAL COVENANT

                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
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Section 1.01.           Definitions............................................................................      2
Section 1.02.           Rules of Construction..................................................................     18

                                    ARTICLE II
                                    THE NOTES

Section 2.01.           Forms; Denominations...................................................................     19
Section 2.02.           Execution, Authentication, Delivery and Dating.........................................     19
Section 2.03.           Acknowledgment of Receipt of the Receivables...........................................     20
Section 2.04.           The Notes Generally....................................................................     21
Section 2.05.           Registration of Transfer and Exchange of Notes.........................................     21
Section 2.06.           Mutilated, Destroyed, Lost or Stolen Notes.............................................     23
Section 2.07.           Noteholder Lists.......................................................................     24
Section 2.08.           Persons Deemed Owners..................................................................     24
Section 2.09.           Accounts...............................................................................     24
Section 2.10.           Payments on the Notes..................................................................     26
Section 2.11.           Final Payment Notice...................................................................     29
Section 2.12.           Compliance with Withholding Requirements...............................................     29
Section 2.13.           Cancellation...........................................................................     29
Section 2.14.           Additional Note Balance................................................................     30
Section 2.15.           Reserve Account........................................................................     30
Section 2.16.           Redemption of the Notes................................................................     30
Section 2.17.           Securities Accounts....................................................................     31

                                    ARTICLE III
                            SATISFACTION AND DISCHARGE

Section 3.01.           Satisfaction and Discharge of Indenture................................................     33
Section 3.02.           Application of Trust Money.............................................................     34

                                    ARTICLE IV
                            EVENTS OF DEFAULT; REMEDIES

Section 4.01.           Events of Default......................................................................     34
Section 4.02.           Acceleration of Maturity; Rescission and Annulment.....................................     36
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                                       i
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Section 4.03.           Collection of Indebtedness and Suits for Enforcement by Indenture
                        Trustee................................................................................     37
Section 4.04.           Remedies...............................................................................     39
Section 4.05.           Application of Money Collected.........................................................     40
Section 4.06.           Limitation on Suits....................................................................     40
Section 4.07.           Unconditional Right of Noteholders to Receive Principal and Interest...................     40
Section 4.08.           Restoration of Rights and Remedies.....................................................     41
Section 4.09.           Rights and Remedies Cumulative.........................................................     41
Section 4.10.           Delay or Omission Not Waiver...........................................................     41
Section 4.11.           Control by Noteholders.................................................................     41
Section 4.12.           Waiver of Past Defaults................................................................     42
Section 4.13.           Undertaking for Costs..................................................................     42
Section 4.14.           Waiver of Stay or Extension Laws.......................................................     43
Section 4.15.           Sale of Trust Estate...................................................................     43
Section 4.16.           Action on Notes........................................................................     44

                                    ARTICLE V
                              THE INDENTURE TRUSTEE

Section 5.01.           Certain Duties and Responsibilities....................................................     45
Section 5.02.           Notice of Defaults.....................................................................     48
Section 5.03.           Certain Rights of Indenture Trustee....................................................     48
Section 5.04.           Compensation and Reimbursement.........................................................     49
Section 5.05.           Corporate Indenture Trustee Required; Eligibility......................................     51
Section 5.06.           Authorization of Indenture Trustee.....................................................     51
Section 5.07.           Merger, Conversion, Consolidation or Succession to Business............................     51
Section 5.08.           Resignation and Removal; Appointment of Successor......................................     51
Section 5.09.           Acceptance of Appointment by Successor.................................................     53
Section 5.10.           Unclaimed Funds........................................................................     53
Section 5.11.           Illegal Acts...........................................................................     54
Section 5.12.           Communications by the Indenture Trustee................................................     54
Section 5.13.           Separate Indenture Trustees and Co-Trustees............................................     54

                                    ARTICLE VI
                              REPORTS TO NOTEHOLDERS

Section 6.01.           Reports to Noteholders and Others......................................................     55
Section 6.02.           REMIC Servicer Reports.................................................................     56
Section 6.03.           Access to Certain Information..........................................................     58

                                    ARTICLE VII
                FUNDING ACCOUNT; PURCHASE OF ADDITIONAL RECEIVABLES

Section 7.01.           Funding Account........................................................................     58
Section 7.02.           Purchase of Additional Receivables.....................................................     59
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                                       ii
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Section 7.03.           REMIC Conversions......................................................................     61

                                    ARTICLE VIII
                        SUPPLEMENTAL INDENTURES; AMENDMENTS

Section 8.01.           Supplemental Indentures or Amendments Without Consent of Noteholders...................     61
Section 8.02.           Supplemental Indentures With Consent of Noteholders....................................     62
Section 8.03.           Delivery of Supplements and Amendments.................................................     63
Section 8.04.           Execution of Supplemental Indentures, etc..............................................     63

                                    ARTICLE IX
                               COVENANTS; WARRANTIES

Section 9.01.           Maintenance of Office or Agency........................................................     63
Section 9.02.           Existence..............................................................................     64
Section 9.03.           Payment of Taxes and Other Claims......................................................     64
Section 9.04.           Validity of the Notes; Title to the Trust Estate; Lien.................................     64
Section 9.05.           Protection of Trust Estate.............................................................     65
Section 9.06.           Nonconsolidation.......................................................................     65
Section 9.07.           Negative Covenants.....................................................................     66
Section 9.08.           Reserved...............................................................................     67
Section 9.09.           Issuer may Consolidate, Etc., only on Certain Terms....................................     67
Section 9.10.           Purchase of Notes......................................................................     68
Section 9.11.           Indemnification........................................................................     68
Section 9.12.           Advance Facility.......................................................................     70

                                    ARTICLE X
                                      AGENT

Section 10.01.          Appointment............................................................................     70
Section 10.02.          Nature of Duties.......................................................................     71
Section 10.03.          Rights, Exculpation, Etc...............................................................     71
Section 10.04.          Reliance...............................................................................     72
Section 10.05.          Indemnification........................................................................     72
Section 10.06.          Agent Individually.....................................................................     72
Section 10.07.          Successor Agent........................................................................     72
Section 10.08.          Collateral Matters.....................................................................     73

                                    ARTICLE XI
                                   MISCELLANEOUS

Section 11.01.          Execution Counterparts.................................................................     74
Section 11.02.          Compliance Certificates and Opinions, etc..............................................     74
Section 11.03.          Form of Documents Delivered to Indenture Trustee.......................................     74
Section 11.04.          Acts of Noteholders....................................................................     75
Section 11.05.          Computation of Percentage of Noteholders...............................................     76
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Section 11.06.          Notice to the Indenture Trustee, the Issuer and Certain Other Persons..................     76
Section 11.07.          Notices to Noteholders; Notification Requirements and Waiver...........................     76
Section 11.08.          Successors and Assigns.................................................................     77
Section 11.09.          Separability Clause....................................................................     77
Section 11.10.          Governing Law..........................................................................     77
Section 11.11.          Effect of Headings and Table of Contents...............................................     77
Section 11.12.          Benefits of Indenture..................................................................     77
Section 11.13.          Recording of Indenture.................................................................     78
Section 11.14.          Non-Recourse Obligation................................................................     78
Section 11.15.          Inspection.............................................................................     78
Section 11.16.          Method of Payment......................................................................     79
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Exhibits

Exhibit A     Form of Note
Exhibit B     Form of Monthly REMIC Servicer Report
Exhibit C-1A  Form of Transferee Certificate for Transfers of Notes to Qualified
              Institutional Buyers
Exhibit C-1B  Form of Transferee Certificate for Transfers of Notes to
              Institutional Accredited Investors
Exhibit D     Form of Payment Date Report
Exhibit E     Form of Excess Amount Payment Report
Exhibit F     Form of Funding Date Report

        INDENTURE, dated as of February 1, 2003, between OAKWOOD ADVANCE RECEIVABLES COMPANY II, L.L.C., a Nevada limited liability company, as issuer (the "Issuer"), and JPMORGAN CHASE BANK, a New York banking corporation, not in its individual capacity, but solely as Indenture Trustee (the "Indenture Trustee") under this Indenture.

                              PRELIMINARY STATEMENT

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Oakwood Advance Receivables Company II, L.L.C. Advance Receivables Backed Notes, Series 2003-ADV1 (the "Notes").

         All things necessary to make the Notes, when the Notes are executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the valid and legally binding obligations of the Issuer enforceable in accordance with their terms, and to make this Indenture a valid and legally binding agreement of the Issuer enforceable in accordance with its terms, have been done.

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Indenture Trustee effective as of the Closing Date, as Indenture Trustee for the benefit of the Secured Parties, all of the Issuer's right, title and interest in and to (i) the Initial Receivables and any Additional Receivables and all monies due thereon or paid thereunder or in respect thereof (including, without limitation, any Repurchase Prices and proceeds of any sales) on and after the Closing Date; (ii) all rights of the Issuer as Purchaser under the Receivables Purchase Agreement, including, without limitation, to enforce the obligations of the Seller thereunder with respect to the Aggregate Receivables; (iii) the Reimbursement Account, the Note Payment Account and the Reserve Account, and all monies, "securities," "instruments," "accounts" "general intangibles," "chattel paper," "financial assets," "investment property" (the terms in quotations are defined in the UCC) and other property on deposit or credited to the Reimbursement Account, the Note Payment Account and the Reserve Account from time to time (whether or not constituting or derived from payments, collections or recoveries received, made or realized in respect of the Aggregate Receivables or otherwise); (iv) all right, title and interest of the Issuer as assignee of the Seller to the contractual rights to payment on the Aggregate Receivables under each REMIC Pooling Agreement and all related documents, instruments and agreements pursuant to which the Seller acquired, or acquired an interest in, any of the Aggregate Receivables from each of the REMIC Trusts; (v) true and correct copies of all books, records and documents relating to the Aggregate Receivables in any medium, including without limitation paper, tapes, disks and other electronic media; (vi) all other monies, securities, reserves and other property now or at any time in the possession of the Indenture Trustee or its bailee, agent or custodian and relating to any of the foregoing, including without limitation, any of the Issuer's funds on deposit in the Funding Account from time to time; and (vii) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing ((i) through (vii), collectively, the "Trust Estate").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein to the best of its ability such that the interests of the Secured Parties may be adequately and effectively protected.

                                GENERAL COVENANT

         AND IT IS HEREBY COVENANTED AND DECLARED that the Notes are to be authenticated and delivered by the Indenture Trustee, that the Trust Estate is to be held by or on behalf of the Indenture Trustee and that monies in the Trust Estate are to be applied by the Indenture Trustee for the benefit of the Secured Parties, subject to the further covenants, conditions and trusts hereinafter set forth, and the Issuer does hereby represent and warrant, and covenant and agree, to and with the Indenture Trustee, for the equal and proportionate benefit and security of each Secured Party, as follows:

                                   ARTICLE I
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         Section 1.01.     Definitions

         Whenever used in this Indenture, including in the Preliminary Statement, the Granting Clause and the General Covenant hereinabove set forth, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section 1.01 or, if not specified in this
Section 1.01, then in the applicable REMIC Pooling Agreement.

         "Accounts": The Reimbursement Account, the Reserve Account, the Funding Account and the Note Payment Account.

         "Act": As defined in Section 11.04 hereof.

         "Accrual Period": With respect to the Notes and any Payment Date, the period commencing on and including the Payment Date in the month preceding such Payment Date (or, in the case of the initial Accrual Period, the Closing Date) and ending on and including the day preceding such Payment Date.

         "Additional Note Balance": With respect to any Funding Date, the amount of additional principal of the Notes advanced by the Tranche B Lenders on such Funding Date in accordance with the Note Purchase Agreement.

         "Additional Receivables": With respect to each Funding Date after the Closing Date, the Receivables sold and contributed by the Seller to the Issuer on such Funding Date and Granted by the Issuer to the Trust Estate.

         "Affiliate": With respect to any specified Person, for purposes of this Indenture only, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

         "Agent": Greenwich Capital Financial Products, Inc. and its successors and assigns as agent under this Indenture and, as the context indicates, as agent for the Tranche A Lenders pursuant to the Tranche A Revolving Loan Documents.

         "Aggregate Receivables": All Initial Receivables and all Additional Receivables.

         "Asset": As defined in the REMIC Pooling Agreements or, with respect to the Merrill Lynch Pooling Agreement, shall mean "Contract" as defined therein.

         "Authenticating Agent": As defined in Section 2.02(b).

         "Authorized Officer": With respect to the Issuer, any officer of the Issuer who is authorized to act for the Issuer and who is identified on the list of authorized officers delivered by the Issuer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Available Amount": With respect to any Payment Date, the sum of (i) all funds on deposit in the Reimbursement Account as of the close of business on the last day of the Collection Period then most recently concluded (including amounts earned on Permitted Investments) plus (ii) all other funds to be deposited to the Note Payment Account from any other Account on or before such Payment Date, including, without limitation, the amount of any payments made by the Borrowers or the Tranche A SPE under the Tranche B Guaranties in respect of such Payment Date.

         "Borrowers": As defined in the Tranche A Agreement.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law or executive order to remain closed in New York, New York, Greenwich, Connecticut, Omaha, Nebraska, Greensboro, North Carolina or in any other city in which the Corporate Trust Office of the Indenture Trustee is located.

         "Cash": Coin or currency of the United States or immediately available federal funds, including such funds delivered by wire transfer.

         "Cash Purchase Price": As defined in Section 1.01 of the Receivables Purchase Agreement.

         "Certificate Account": As defined in the REMIC Pooling Agreements or, with respect to the Oakwood Acceptance Corporation, Series 1994-1 Pooling Agreement, the Oakwood Acceptance Corporation, Series 1995-1 Pooling Agreement and the Oakwood Acceptance Corporation, Series 1996-1 Pooling Agreement, shall mean "Custodial P&I Account" as defined therein.

         "Class Exemption": A class exemption granted by the DOL, which provides relief from some or all of the prohibited transaction provisions of ERISA and the related excise tax provisions of the Code.

         "Closing Date": February 14, 2003.

         "Code": The Internal Revenue Code of 1986 and regulations promulgated thereunder, including proposed regulations to the extent that, by reason of their proposed effective date, could, as of the date of any determination or opinion as to the tax consequences of any action or proposed action or transaction, be applied to the Notes.

         "Collateral": Individually and collectively, the assets constituting the Trust Estate from time to time.

         "Collateral Coverage Requirement": With respect to any date, the requirement that the Collateral Value of the Collateral shall be greater than or equal to the Note Principal Balance as of such date (after giving effect to any purchase of Additional Note Balance or Additional Receivables on such date).

         "Collateral Value": With respect to the Collateral as of any date, the sum of (a) the product of (i) the outstanding Receivable Balances of the Eligible Receivables relating to Pool-Level Advances and (ii) the applicable Discount Factor, (b) the product of (i) the outstanding Receivable Balances of the Eligible Receivables relating to Loan-Level Advances and (ii) the applicable Discount Factor, and (c) the amount of funds on deposit in the Accounts other than the Reserve Account (including the par amount of all Permitted Investments in such Accounts); provided, however, that the Collateral Value of the Receivables with respect to any REMIC Trust for which a REMIC Termination Event has occurred (and, with respect to an event described in clause (c) of the definition of REMIC Termination Event, is continuing) shall be zero.

         "Collection Period": With respect to any Payment Date, the calendar month preceding the calendar month in which such Payment Date occurs, except that, with respect to the Initial Payment Date, the Collection Period shall begin on the Closing Date and end on February 28, 2003.

         "Commitment": As defined in the Note Purchase Agreement.

         "Control Agreement": The Depository Account Control Agreement, dated as of January 28, 2003, by and among JPMorgan Chase Bank, Oakwood Tranche A Servicing Advance Receivables Company, LLC and Greenwich Capital Financial Products, Inc., as agent for the Tranche A Lenders and as agent for the Indenture Trustee for the benefit of the Secured Parties.

         "Control Person": With respect to any Person, any other Person that constitutes a "controlling person" within the meaning of Section 15 of the 1933 Act.

         "Corporate Trust Office": The principal corporate trust offices of the Indenture Trustee at which at any particular time its corporate trust business with respect to the Issuer shall be administered, which offices at the Closing Date are located at (i) for Note transfer purposes, 4 New York Plaza, 6th
Floor, New York, New York, 10004, Attention: Corporate Trust Services - Oakwood Advance Receivables Company II, L.L.C. and (ii) for all other purposes, at 4 New York Plaza, 6th Floor, New York, New York, 10004, Attention: Corporate Trust Services - Oakwood Advance Receivables Company II, L.L.C.

         "Daily Interest Amount": With respect to each day and the related Accrual Period, an amount equal to (x) the Floating Rate times (y) the Note Principal Balance as of the preceding Business Day after giving effect to all changes to the Note Principal Balance on or prior to such preceding Business Day times (z) a fraction, the numerator of which is one and the denominator of which is 360.

         "Debtors": As defined in the Tranche A Agreement.

         "Delinquency Ratio": With respect to any REMIC Trust and any date, a ratio, expressed as a percentage, the numerator of which is the Unpaid Principal Balance of Assets 30 days or more delinquent, and the denominator of which is the Unpaid Principal Balance of all Assets in such REMIC Trust

         "Discount Factor": With respect to Pool-Level Advances, 99% and with respect to Loan-Level Advances, 90%.

         "DOL": The United States Department of Labor or any successor in interest with respect to P&I Advances.

         "DOL Regulations": The regulations promulgated by the DOL at 29 C.F.R. Section 2510.3-101.

         "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company, the long-term deposit or long-term unsecured debt obligations of which (or of such institution's parent holding company) are rated "A" or better by Fitch, A2 or better by Moody's and "AA-"or better by S&P if the deposits are to be held in the account for more than 30 days, or the short-term deposit or short-term unsecured debt obligations of which (or of such institution's parent holding company) are rated "F1" or better by Fitch, "P-1" or better by Moody's and "A-1+" or better by S&P if the deposits are to be held in the account for 30 days or less, in any event at any time funds are on deposit therein, or (ii) a segregated trust account maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR
Section 9.10(b), and which, in either case, has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority, or (iii) any other account that is acceptable to the Majority Noteholders. Eligible Accounts may bear interest.

         "Eligible Receivable": A Receivable that satisfies the applicable representations and warranties set forth in the Receivables Purchase Agreement.

         "Entitlement Order": As defined in Section 8-102(a)(8) of the UCC.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default": As defined in Section 4.01 hereof.

         "Excess Amount": As of any date, the lesser of (a) the excess, if any, of (A) the Collateral Value of the Collateral minus the Expense Reserve, over
(B) the Note Principal Balance as of such date and (b) the excess, if any, of
(A) the amount of Net Proceeds on deposit in the Reimbursement Account on such date, over (B) the Expense Reserve.

         "Excess Overcollateralization": As of any Payment Date, (i) the lesser of (a) the excess, if any, of (A) the Collateral Value of the Collateral (after taking into account all payments pursuant to clauses (i) through (vi) of Section 2.10(c)), over (B) the Note Principal Balance as of such date and (b) the remaining Available Amount after payment of all amounts required to be paid pursuant to clauses (i) through (vi) of Section 2.10(c) on such Payment Date.

         "Expense Reserve": As of any date, the amount required to make all of the payments specified in Section 2.10(c)(i) through (vi) (which, in the case of amounts payable pursuant to Sections 2.10(c)(i)(B), (ii), (iii) and (v), have been noticed or invoiced to the REMIC Servicer or the Issuer and the Indenture Trustee prior to the commencement of the related Collection Period) on the immediately succeeding Payment Date.

         "Extension Advances": With respect to an Asset for which the REMIC Servicer has entered into an extension of the final maturity date with the related Obligor or for which one or more scheduled payments have been postponed as a result of a bankruptcy proceeding involving the related Obligor, the aggregate P&I Advance made by the REMIC Servicer in connection with such extension or postponement.

         "FDIC": Federal Deposit Insurance Corporation or any successor.

         "Final Payment Date": The Payment Date on which the final payment on the Issuer Obligations is made hereunder by reason of all principal, interest and other amounts due and payable on such Issuer Obligations having been paid or the Collateral having been exhausted.

         "Financial Asset": As defined in Section 8-102(a)(9) of the UCC.

         "Fitch": Fitch, Inc., a nationally recognized statistical rating organization under the federal securities laws.

         "Floating Rate": With respect to each Accrual Period, LIBOR plus (i) 5.00% per annum or (ii) upon the occurrence of an Event of Default, 7.00% per annum; provided, that the Floating Rate shall not be less than 7.5% per annum.

         "Funding Account": The segregated account, or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section
2.09 and entitled "JPMorgan Chase Bank, as Indenture Trustee in trust for the Noteholders of the Oakwood Advance Receivables Company II, L.L.C. Advance Receivables Backed Notes, Series 2003-ADV1, Funding Account." The Funding Account may be a sub-account of the Reimbursement Account.

         "Funding Conditions": As defined in Section 7.02.

         "Funding Date": During the Funding Period, (i) the Closing Date; (ii) the Business Day immediately preceding the 15th day of each month; and (iii) the 15th day of each month or, if such day is not a Business Day, the immediately succeeding Business Day.

         "Funding Date Report": As defined in Section 6.02(c).

         "Funding Interruption Event": Any condition or event that with notice or the passage of time, or both, would constitute an Event of Default.

         "Funding Period": The period beginning on the Closing Date and ending upon the earlier to occur of (i) the Maturity Date and (ii) the occurrence of a Funding Termination Event.

         "Funding Termination Event": Immediately upon the sending of notice by the Agent to the Indenture Trustee and the REMIC Servicer of the occurrence of an Event of Default.

         "GAAP": Such accounting principles as are generally accepted in the United States.

         "Grant": To mortgage, pledge, bargain, sell, warrant, alienate, demise, convey, assign, transfer, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of Collateral shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies and proceeds payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Gross Proceeds": On any date, all of the P&I Advance Reimbursement Amounts withdrawn from the Certificate Accounts for each of the REMIC Trusts pursuant to each of the related REMIC Pooling Agreements on such date plus the aggregate amount of Extension Advances paid into the Reimbursement Account on such date pursuant to Section 2.09(c).

         "Indemnified Parties": As defined in Section 10.01(b).

         "Indenture": This instrument as originally executed or as it may be supplemented or amended from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Indenture Trustee": JPMorgan Chase Bank, a New York banking corporation, in its capacity as trustee under this Indenture, or its successor in interest, or any successor trustee appointed as provided in this Indenture.

         "Indenture Trustee Fee": The fee payable to the Indenture Trustee on each Payment Date for services rendered under this Indenture, which shall be equal to $3,000.00 per month.

         "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Indenture Trustee, the Issuer, the Seller, OAC LLC and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Indenture Trustee, the Issuer, the Seller, OAC LLC or any Affiliate thereof, and (iii) is not connected with the Indenture Trustee, the Issuer, the Seller, OAC LLC or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Indenture Trustee, the Issuer, the Seller, OAC LLC or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Indenture Trustee, the Issuer, the Seller, OAC LLC or any Affiliate thereof, as the case may be. The Indenture Trustee may rely, in the performance of any duty hereunder, upon the statement of any Person contained in any certificate or opinion that such Person is Independent according to this definition.

         "Initial Note Balance": The Cash Purchase Price of the Initial Receivables granted on the initial Funding Date hereunder. The Initial Note Balance will be determined on the initial Funding Date.

         "Initial Payment Date": March 7, 2003.

         "Initial Receivables": The Receivables sold and contributed by the Seller to the Issuer on the Closing Date pursuant to the Receivables Purchase Agreement and Granted by the Issuer to the Trust Estate.

         "Institutional Accredited Investor": An "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the 1933 Act or any entity in which all of the equity owners come within such paragraphs.

         "Interest Carryover Shortfall": With respect to any Payment Date, the excess of (i) the sum of (a) the Interest Distributable Amount for the Notes for such Payment Date and (b) without duplication, any unpaid Interest Carryover Shortfall for any preceding Payment Date plus interest thereon accrued from the preceding Payment Date to the current Payment Date at the Default Rate over (ii) the amount of interest, if any, actually paid to Noteholders on such Payment Date.

         "Interest Distributable Amount": With respect to any Payment Date and the related Accrual Period, an amount equal to the sum of the Daily Interest Amounts for all days in the related Accrual Period.

         "Interest Rate Adjustment Date": The first day of each Accrual Period.

         "Interested Person": As of any date of determination, any of the Debtors or any of their respective Affiliates.

         "IRS": The United States Internal Revenue Service.

         "Issuer": Oakwood Advance Receivables Company II, L.L.C., a Nevada limited liability company, or its successor in interest.

         "Issuer Obligations": means all of Issuer's obligations to pay all interest and principal of the Notes and all other obligations and liabilities of Issuer arising under, or in connection with, the Transaction Documents, whether now existing or hereafter arising.

         "Issuer Request" or "Issuer Order": A written request or order signed in the name of the Issuer by an Authorized Officer of the Issuer.

         "LIBOR": With respect to each Interest Rate Adjustment Date, the rate for United States dollar deposits, rounded, if necessary, to the nearest 0.00001%, appearing on Telerate Page 3750 as the London interbank offered rate for one-month United States dollar deposits at approximately 11:00 a.m., London time, on the related LIBOR Determination Date, or, if that day is not a LIBOR Business Day, the next succeeding LIBOR Business Day. If, on any Interest Rate Adjustment Date, such rate does not appear on Telerate Page 3750, LIBOR shall be the arithmetic mean of the offered quotations of the reference banks to prime banks in the London interbank market for one-month United States dollar deposits in Europe by reference to requests for quotations to the reference banks as of approximately 11:00 a.m. (London time) on the Interest Rate Adjustment Date. If, on any Interest Rate Adjustment Date, at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations. If, on any Interest Rate Adjustment Date, only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in the City of New York are quoting on the relevant Interest Rate Adjustment Date for such one-month United States dollar deposits in Europe. The Indenture Trustee shall determine LIBOR for each Accrual Period and the related Payment Date and the determination of LIBOR by the Indenture Trustee shall be binding absent manifest error.

         "LIBOR Business Day": Any day on which commercial banks are open for international business (including dealings in United States dollar deposits in London, England).

         "LIBOR Determination Date": With respect to any Accrual Period, the second LIBOR Business Day preceding the Interest Rate Adjustment Date (or, in the case of the initial Accrual Period, the second LIBOR Business Day preceding the Closing Date).

         "Lien" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, lease, easement, title defect, restriction, levy, execution, seizure, attachment, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capitalized lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

         "LLC Interests": All of the ownership interest in the Issuer.

         "Loan-Level Advance": Any P&I Advance with respect to the Loan-Level REMIC Trusts.

         "Loan-Level REMIC Trusts": The REMIC Trusts listed on Schedule I hereto as the same may be amended from time to time in accordance with Section 7.03.

         "Majority Noteholders": As defined in Section 4.11.

         "Maturity Date": With respect to the Notes, the date which is the earliest of (i) the date of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of a plan of reorganization in the Chapter 11 Cases that has been confirmed by an order of the Bankruptcy Court, (ii) October 15, 2003, (iii) the date of the consummation of any sale of a material portion of any Borrower's assets (excluding Permitted Dispositions), whether under
Section 363 of the Bankruptcy Code, a confirmed plan of reorganization or otherwise; (iv) the date of the conversion of any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code; (v) the date of the dismissal of any of the Chapter 11 Cases; or (vi) such earlier date on which (A) the Notes shall have been accelerated pursuant to Section 4.02 of this Indenture or (B) the Notes shall have been paid in full and the Commitment and the Transaction Documents shall have been terminated.

         "Merrill Lynch Pooling Agreement": The Pooling and Servicing Agreement, dated as of April 1, 1994, among Merrill Lynch Mortgage Investors, Inc., Oakwood Acceptance Corporation and NationsBank of Virginia, N.A., as the same may be amended, supplemented or otherwise modified from time to time.

         "Moody's": Moody's Investors Service, Inc., a nationally recognized statistical rating organization under the federal securities laws.

         "Net Proceeds": On any date, Gross Proceeds minus the sum of Successor Proceeds and Tranche A Lender Proceeds.

         "1933 Act": The Securities Act of 1933, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission promulgated thereunder from time to time.

         "1934 Act": The Securities Exchange Act of 1934, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission promulgated thereunder from time to time.

         "1939 Act": The Trust Indenture Act of 1939, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission promulgated thereunder from time to time.

         "1940 Act": The Investment Company Act of 1940, as amended, and the rules, regulations and published interpretations of the Securities and Exchange Commission promulgated thereunder from time to time.

         "Note": Any of the Issuer's Advance Receivables Backed Notes, Series 2003-ADV1, executed, authenticated and delivered hereunder.

         "Note Payment Account": The segregated account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to
Section 2.09 and entitled "JPMorgan Chase Bank, as Indenture Trustee in trust for the Noteholders of the Oakwood Advance Receivables Company II, L.L.C. Advance Receivables Backed Notes, Series 2003-ADV1, Note Payment Account." The Note Payment Account may be a sub-account of the Reimbursement Account.

         "Note Principal Balance": With respect to the Notes, as of any date of determination (a) the sum of the Initial Note Balance and all Additional Note Balances purchased on or prior to such date pursuant to the Note Purchase Agreement less (b) all amounts previously distributed in respect of principal of the Notes on or prior to such date.

         "Note Purchase Agreement": The Note Purchase Agreement, dated as of February 1, 2003, between the Issuer, the Tranche B Lenders and Greenwich Capital Financial Products, Inc. and its successors and assigns as agent thereunder.

         "Note Register": As defined in Section 2.05(a) hereof.

         "Note Registrar": As defined in Section 2.05(a) hereof.

         "Noteholder" or "Holder": With respect to any Note, the Person in whose name such Note is registered on the Note Register maintained pursuant to Section
2.05 hereof.

         "OAC LLC": Oakwood Acceptance Corporation, LLC, a Delaware limited liability company.

         "Oakwood Servicing": Oakwood Servicing Holdings Co., LLC, a Nevada limited liability company.

         "Officer's Certificate": A certificate signed by any Authorized Officer of the Issuer or a Responsible Officer of the Indenture Trustee, as the case may be.

         "Opinion of Counsel": A written opinion of counsel, who shall be selected by the Person required to provide such Opinion of Counsel (and reasonably acceptable to the Indenture Trustee). The cost of obtaining such opinion shall be borne by the Person required to provide such Opinion of Counsel.

         "OTS": Office of Thrift Supervision or any successor thereto.

         "Outstanding": When used with respect to Notes, means, as of the date of determination, any Note theretofore authenticated and delivered under this Indenture, except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation (other than any Note as to which any amount that has become due and payable in respect thereof has not been paid in full); and

                  (ii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Note Registrar proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of the requisite aggregate Note Principal Balance of Outstanding Notes have given any request, demand, authorization, vote, direction, notice, consent or waiver hereunder, Notes owned by an Interested Person shall be disregarded and deemed not to be Outstanding (unless any such Person or Persons owns all the Notes), except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Note Registrar knows to be so owned shall be so disregarded. Notes owned by an Interested Person which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Note Registrar in its sole discretion the pledgee's right to act with respect to such Notes and that the pledgee is not an Interested Person.

         "Ownership Interest": As to any Note, any ownership or security interest in such Note as held by the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "P&I Advance": As defined in the REMIC Pooling Agreements or, with respect to the Merrill Lynch Pooling Agreement, shall mean "Monthly Advance" as defined therein.

         "P&I Advance Reimbursement Amount": As defined in the REMIC Pooling Agreements.

         "Payment Date": The 7th day of each calendar month, or, if such 7th day is not a Business Day, the next succeeding Business Day, commencing in March, 2003.

         "Percentage Interest": With respect to any Note and as of any date of determination, the percentage equal to a fraction, the numerator of which is the principal balance of such Note as of such date of determination and the denominator of which is the Note Principal Balance.

         "Permitted Dispositions":  As defined in the Tranche A Agreement.

         "Permitted Investments": Any one or more of the following obligations or securities:

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States and have a predetermined, fixed amount of principal due at maturity (that cannot vary or change) and that each such obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

                  (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category available;

                  (iii) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements having maturities of not more than 365 days, of any bank or trust company organized under the laws of the United States or any state thereof, provided that such items are rated the highest short-term debt rating categories of each Rating Agency, do not have an "r" highlight affixed to its rating and have a predetermined, fixed amount of principal due at maturity (that cannot vary or change) and that each such obligation has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof (or of any corporation not so incorporated, provided that the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest short-term debt rating category of each Rating Agency, does not have an "r" highlight affixed to its rating, has a predetermined fixed amount of principal due at maturity (that cannot vary or change) and has a fixed interest rate or has its interest rate tied to a single interest rate index plus a single fixed spread;

                  (v) units of money market funds which have as one of their objectives the maintenance of a constant net asset value and which are rated the highest applicable rating category of Moody's and S&P (including any funds for which the Indenture Trustee or any affiliate of the Indenture Trustee serves as an adviser or manager); or

                  (vi) any other obligation or security acceptable to the Majority Noteholders; provided that without the consent of the Majority Noteholders (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations, (2) no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity (that cannot vary or change) and (3) except with respect to investments described in (vi) above, investments shall be denominated in U.S. dollars.

         "Person": Any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, or any federal, state, county or municipal government or any political subdivision thereof.

         "Plan":  As defined in Section 2.05(c) hereof.

         "Pledged Account":  As defined in the Control Agreement.

         "Pool Factor": With respect to a REMIC Trust and any date, a fraction, expressed as a percentage, the numerator of which is the Unpaid Principal Balance of the related Assets as of the related REMIC Closing Date and the denominator of which is the Unpaid Principal Balance of the related Assets as of the date of determination.

         "Pool-Level Advance": Any P&I Advance with respect to the REMIC Trusts listed on Schedule 2 hereto as the same may be amended from time to time in accordance with Section 7.03.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase Price": As defined in Section 1.01 of the Receivables Purchase Agreement.

         "QIB": A "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         "Rating Agency": Fitch, Moody's, S&P or their respective successors in interest. If none of such rating agencies or any related successor remains in existence, "Rating Agency" shall be deemed to refer to such other nationally recognized statistical rating organization or other comparable Person designated by the Issuer, and specific ratings of Fitch, Moody's or S&P referenced herein shall be deemed to refer to the equivalent ratings of the party so designated. References herein to "applicable rating category" (other than any such references to "highest applicable rating category") shall, in the case of Fitch, Moody's and S&P, be deemed to refer to such applicable rating category of Fitch, Moody's and S&P, respectively, without regard to any plus or minus or other comparable rating qualification.

         "Receivable": The right to reimbursement from a REMIC Trust for a P&I Advance not theretofore reimbursed and all rights of the REMIC Servicer or REMIC Sub-Servicer, as applicable, to enforce payment of such obligation under the related REMIC Pooling Agreement.

         "Receivable Balance": As of any date of determination and with respect to a Receivable, the outstanding unreimbursed amount of such Receivable. For purposes of determining Collateral Value, a Receivable shall be deemed unreimbursed until the cash reimbursement thereof is deposited into the Reimbursement Account.

         "Receivable File": With respect to each Receivable, collectively, the following documents:

                  (i) a copy of the related REMIC Pooling Agreement and each amendment and modification thereto;

                  (ii) a copy of the electronic file setting forth the Monthly REMIC Servicer Reports listing the current outstanding balance of the Receivables Granted to the Trust Estate;

                  (iii) a copy of the electronic file containing the related Funding Date Report; and

                  (iv) a copy of the electronic file marked to indicate the interest of the Indenture Trustee on behalf of the Secured Parties, as evidenced by the related Funding Date Report listing the Receivables Granted to the Trust Estate, as may be updated, modified or amended from time to time.

         "Receivables Purchase Agreement": The Receivables Purchase Agreement, dated as of February 1, 2003, between the Seller and the Issuer.

         "Record Date": With respect to any Payment Date and the Notes, the last Business Day of the month immediately preceding the month in which such Payment Date occurs (or, in the case of the Initial Payment Date, the Closing Date).

         "Redemption Price": The aggregate Receivables Balance of the Aggregate Receivables as of the redemption date under Section 2.16(b) hereof.

         "Reimbursement Account": The segregated account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to
Section 2.09 and entitled, "JPMorgan Chase Bank, as Indenture Trustee in trust for the Noteholders of the Oakwood Advance Receivables Company II, L.L.C. Advance Receivables Backed Notes, Series 2003-ADV1, Reimbursement Account."

         "REMIC Pooling Agreement": Each pooling and servicing agreement pursuant to which the related REMIC Trust is formed, each as amended, modified or supplemented from time to time and collectively referred to herein as the "REMIC Pooling Agreement".

         "REMIC Servicer": Oakwood Servicing Holdings Co., LLC, a Nevada limited liability company, in its capacity as servicer of the REMIC Trusts under the REMIC Pooling Agreements and any successor servicer appointed thereunder.

         "REMIC Sub-Servicer": OAC LLC, in its capacity as sub-servicer of the REMIC Trusts under the REMIC Pooling Agreements and each Sub-Servicing Agreement and any successor sub-servicer appointed thereunder.

         "REMIC Termination Event": With respect to any REMIC Trust, any of the following conditions or events:

         (a) the (i) giving of notice of resignation as REMIC Servicer or REMIC Sub-Servicer by Oakwood Servicing or OAC LLC, respectively, (ii) giving of notice of an event of default by the REMIC Servicer or the REMIC Sub-Servicer under any REMIC Pooling Agreement that is not cured or waived within the time periods specified in the related REMIC Pooling Agreement (other than any such notice related to the failure of the REMIC Servicer to make any P&I Advances required under the related REMIC Pooling Agreement on or before January 15, 2003) or (iii) threatened termination of the REMIC Servicer or the REMIC Sub-Servicer by the related REMIC Trustee in writing related to any default existing for 30 or more days by the REMIC Servicer or the REMIC Sub-Servicer under the related REMIC Pooling Agreement;

         (b) the Pool Factor with respect to such REMIC Trust is less than 20%;

         (c)      the Delinquency Ratio with respect to such REMIC Trust exceeds
                  40%.

         "REMIC Trust": Each real estate mortgage investment conduit described on Schedule 1 and 2 hereto, as such schedules may be amended from time to time with the written consent of Noteholders with an aggregate Note Principal Balance of not less than 66 2/3% of the aggregate Note Principal Balance of the Outstanding Notes, and collectively referred to herein as the "REMIC Trusts."

         "REMIC Trustee": Each trustee appointed under a REMIC Pooling Agreement in connection with a REMIC Trust.

         "Repurchase Price": As defined in Section 5.02 of the Receivables Purchase Agreement.

         "Required Reserve Amount": $2,000,000.

         "Reserve Account": The segregated account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to Section
2.09 and entitled, "JPMorgan Chase Bank, as Indenture Trustee in trust for the Noteholders of the Oakwood Advance Receivables Company II, L.L.C. Advance Receivables Backed Notes, Series 2003-ADV1, Reserve Account."

         "Reserve Fund Reimbursement Amount": With respect to any Payment Date, the excess of the Required Reserve Amount over the amount then on deposit in the Reserve Account.

         "Resolution": A copy of a resolution certified by an Authorized Officer of the Owner Trustee to have been duly adopted by the Owner Trustee and to be in full force and effect on the date of such certification.

         "Responsible Officer": With respect to the Indenture Trustee, any officer of the Indenture Trustee assigned to its Corporate Trust Services Group, customarily performing functions with respect to corporate trust matters and having direct responsibility for the administration of this Indenture and, with respect to a particular corporate trust matter under this Indenture, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Rule 144A": Rule 144A under the 1933 Act.

         "S&P": Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc.

         "Secured Parties": The Noteholders, the Agent and the Tranche A
Lenders.

         "Securities Intermediary": As defined in Section 2.17(a) herein.

         "Security Entitlement": As defined in Section 8-102(a)(17) of the UCC.

         "Seller": Oakwood Servicing, in its capacity as transferor of the Receivables under the Receivables Purchase Agreement.

         "Seller Contribution": As defined in Section 2.01(a) of the Receivables Purchase Agreement.

         "Servicing Advance Reimbursement Amounts": As defined in the REMIC Pooling Agreements.

         "Servicing Rights": As defined in the Tranche A Facility.

         "Subservicing Agreements" That certain Subservicing Agreement, dated as of December 18, 2002, with respect to REMIC Trusts with JPMorgan Chase Bank as REMIC Trustee, and that certain Subservicing Agreement, dated as of January 15, 2003, with respect to REMIC Trusts with The Bank of New York or Wells Fargo Bank Minnesota, National Association, as REMIC Trustee, each between Oakwood Servicing, as servicer, and OAC LLC, as subservicer.

         "Successor Person": As defined in Section 9.08(a)(i) herein.

         "Successor Proceeds": As of any date, that portion, if any, of the related Gross Proceeds that consists of P&I Advance Reimbursement Amounts allocable to P&I Advances made by a Person other than the Seller or the REMIC Sub-Servicer (or an Affiliate of either) as successor servicer under the related REMIC Pooling Agreement.

         "Tax Opinion": An opinion of Independent counsel that a contemplated action will not cause a tax to be imposed on the Issuer or any Person having an Ownership Interest in any Note.

         "Tranche A Agreement": The Debtor-in-Possession Financing and Security Agreement, dated as of January 28, 2003, among Oakwood Homes Corporation, certain of its Affiliates, Oakwood Servicing, the Tranche A Lenders and the Agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

         "Tranche A Facility": As defined in the Tranche A Agreement.

         "Tranche A Guaranty": The Guaranty, dated as of January 28, 2003, from the Issuer in favor of the Tranche A Lenders, pursuant to which the Issuer guarantees the obligations of the Borrowers under the Tranche A Facility.

         "Tranche A Lender Proceeds": As of any date, that portion, if any, of the related Gross Proceeds that consists of P&I Advance Reimbursement Amounts allocable to P&I Advances, the Receivables related to which were not Granted to the Indenture Trustee because such P&I Advances were made prior to the commencement of the Funding Period or because such P&I Advances constitute Extension Advances.

         "Tranche A Lenders": As defined in the Tranche A Agreement.

         "Tranche A Revolving Loan Documents": As defined in the Tranche A Agreement.

         "Tranche A SPE": As defined in the Tranche A Agreement.

         "Tranche A SPE Pledge Agreement": The Tranche A SPE Guarantor Pledge Agreement, dated January 28, 2003, by the Tranche A SPE in favor of Greenwich Capital Financial Products, Inc., as agent.

         "Tranche A SPE Receivables Contribution Agreement": The Receivables Contribution Agreement, dated as of January 28, 2003, between Oakwood Tranche A Servicing Advance Receivables Company, LLC and Oakwood Servicing.

         "Tranche A SPE Security Agreement": As defined in the Tranche A Agreement.

         "Tranche B Guaranties": As defined in the Tranche A Agreement.

         "Tranche B Lenders": As defined in the Note Purchase Agreement.

         "Transaction Documents": This Indenture, the Receivables Purchase Agreement, the Note Purchase Agreement, the Notes, the Tranche B Guaranties, and any other instrument, certificate or agreement relating to the transactions contemplated hereunder or thereunder

         "Treasury Regulations": Temporary, final or proposed regulations (to the extent that by reason of their proposed effective date such proposed regulations would apply to the Issuer) of the United States Department of the Treasury.

         "Trust Estate": As defined in the Granting Clause.

         "UCC": The Uniform Commercial Code as in effect in any applicable jurisdiction.

         "UCC Financing Statement": A financing statement executed and in form sufficient for filing pursuant to the UCC, as in effect in the relevant jurisdiction.

         "Unpaid Principal Balance": As defined in the REMIC Pooling Agreements or, with respect to the Merrill Lynch Pooling Agreement, shall mean the outstanding principal balance of the related Contracts as of the related date of determination.

         "Verification Agent": BearingPoint, Inc. or its successor as verification agent in respect of the Aggregate Receivables under the Verification Agent Letter.

         "Verification Agent Fee": The amount payable to the Verification Agent for its services under the Verification Agent Letter.

         "Verification Agent Letter": The letter agreement, dated as of January 28, 2003, among the OAC LLC, the Seller, the Issuer and the Verification Agent, regarding the scope of services to be provided by the Verification Agent in respect of the Aggregate Receivables, and any other agreement approved by the Seller, the Issuer and the Majority Noteholders.

         Section 1.02.     Rules of Construction.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States;

         (3) the word "including" shall be construed to be followed by the words "without limitation";

         (4) article and section headings are for the convenience of the reader and shall not be considered in interpreting this Indenture or the intent of the parties hereto;

         (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular article, section or other subdivision; and

         (6) the pronouns used herein are used in the masculine and neuter genders but shall be construed as feminine, masculine or neuter, as the context requires.

                                   ARTICLE II

                                    THE NOTES

         Section 2.01.     Forms; Denominations.

         The Notes shall be substantially in the form attached hereto as Exhibit A provided that any of the Notes may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Notes are admitted to trading, or to conform to general usage. The Notes will be issued only in registered and certificated form. The Notes will be issuable only in denominations of not less than $100,000 and in integral multiples of $0.01 in excess thereof.

         Section 2.02.     Execution, Authentication, Delivery and Dating.

         (a) The Notes shall be executed by manual or facsimile signature on behalf of the Issuer by any Authorized Officer of the Issuer. Notes bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Issuer shall be entitled to all benefits under this Indenture, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes. No Note shall be entitled to any benefit under this Indenture, or be valid for any purpose, however, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature, and such certificate of authentication upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. All Notes shall be dated the date of their authentication.

         (b) Upon the written request of the Issuer, the Indenture Trustee shall and, at the election of the Indenture Trustee, the Indenture Trustee may appoint one or more agents (each an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Notes in connection with transfers and exchanges under Sections 2.05 and 2.06, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate the Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent shall be deemed to be the authentication of Notes "by the Indenture Trustee." The Indenture Trustee shall be the initial Authenticating Agent.

         Any corporation, bank, trust company or association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation, bank, trust company or association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation, bank, trust company or association.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may, or at the direction of the Issuer shall, promptly appoint a successor Authenticating Agent, give written notice of such appointment to the Issuer and give notice of such appointment to the Noteholders. Upon the resignation or termination of the Authenticating Agent and prior to the appointment of a successor, the Indenture Trustee shall act as Authenticating Agent.

         Each Authenticating Agent shall be entitled to all limitations on liability, rights of reimbursement and indemnities that the Indenture Trustee is entitled to hereunder as if it were the Indenture Trustee.

         Section 2.03.     Acknowledgment of Receipt of the Receivables.

         (a) The Indenture Trustee, by its execution and delivery of this Indenture, acknowledges receipt by it of the Receivable Files, and all other assets delivered to it and included in the Trust Estate, in good faith and without notice of any adverse claim, and declares that it holds and will hold such documents and the other documents received by it that constitute portions of the Receivables Files, and that it holds and will hold such other assets included in the Trust Estate, on behalf of all present and future Noteholders.

         (b) The Indenture Trustee shall not be under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the

Receivables delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

         The Indenture Trustee shall not assign, sell, dispose of or transfer any interest in the Receivables or any other asset constituting the Trust Estate (except as expressly provided herein) or knowingly permit the Receivables or any other asset constituting the Trust Estate to be subjected to any lien, claim or encumbrance arising by, through or under the Indenture Trustee or any Person claiming by, through or under the Indenture Trustee.

         Section 2.04.     The Notes Generally.

         (a) The aggregate Note Principal Balance of the Notes that may be authenticated and delivered under this Indenture is limited to $75,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.05 and
2.06 below.

         (b) Each Note shall rank pari passu with each other Note and be equally and ratably secured by the Trust Estate. All Notes shall be substantially identical except as to denominations and as expressly permitted in this Indenture.

         (c) This Indenture shall evidence a continuing lien on and security interest in the Trust Estate to secure the full payment of the principal, interest and other amounts on all the Notes, which (except as otherwise expressly provided herein) shall in all respects be equally and ratably secured hereby without preference, priority or distinction on account of the actual time or times of the authentication and delivery of such Notes.

         Section 2.05.     Registration of Transfer and Exchange of Notes.

         (a) At all times during the term of this Indenture, there shall be maintained at the office of a registrar appointed by the Issuer (the "Note Registrar") a register (the "Note Register") in which, subject to such reasonable regulations as the Note Registrar may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Indenture Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Note Registrar for the purpose of registering Notes and transfers and exchanges of Notes as herein provided. The Indenture Trustee may appoint, by a written instrument delivered to the Issuer, any other bank or trust company to act as Note Registrar under such conditions as the Indenture Trustee may prescribe, provided that the Indenture Trustee shall not be relieved of any of its duties or responsibilities hereunder as Note Registrar by reason of such appointment. If the Indenture Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Note Registrar. The Issuer and the Noteholders shall have the right to inspect the Note Register or to obtain a copy thereof at all reasonable times upon reasonable prior notice, and to rely conclusively upon a certificate of the Note Registrar as to the information set forth in the Note Register.

         (b) No transfer, sale, pledge or other disposition of any Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the 1933 Act and any applicable state securities laws, or is otherwise made in accordance with the 1933 Act and such state securities laws. If a transfer of any Note is to be made without registration under the 1933 Act (other than in connection with the initial issuance thereof), then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either (i) a certificate from the prospective transferee substantially in the form attached either as Exhibit C-1A hereto or as Exhibit C-1B hereto; or (ii) an Opinion of Counsel reasonably satisfactory to the Issuer and the Indenture Trustee to the effect that such transfer may be made without registration under the 1933 Act (which Opinion of Counsel shall not be an expense of the Trust Estate or of the Issuer, the Indenture Trustee or the Note Registrar in their respective capacities as such), together with the written certifications as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer or such Noteholder's prospective transferee on which such Opinion of Counsel is based. None of the Issuer, the Indenture Trustee or the Note Registrar is obligated to register or qualify any Notes under the 1933 Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note or interest therein without registration or qualification. Any Noteholder desiring to effect a transfer of Notes or interests therein shall, and does hereby agree to, indemnify the Issuer, OAC LLC, Oakwood Servicing, the Indenture Trustee, and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         (c) No transfer of a Note or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds, insurance company general separate accounts and other entities in which such plans, accounts or arrangements are invested, that is subject to ERISA or the Code (each, a "Plan"), or to any Person who is directly or indirectly purchasing such Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan, if any such transfer will result in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. Accordingly, each purchaser of a Note will be required to certify that either
(i) no part of the assets to be used by it to acquire and hold the Notes constitutes assets of any Plan or (ii) one or more statutory or administrative exemptions applies, such that its acquisition and holding of the Notes does not and will not constitute or otherwise result in a nonexempt prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code.

         (d) If a Person is acquiring any Note or interest therein as a fiduciary or agent for one or more accounts, such Person shall be required to certify that it has (i) sole investment discretion with respect to each such account and (ii) full power to make the foregoing acknowledgments, representations, warranties, certifications and agreements with respect to each such account as set forth in subsections (b) and (c) of this Section 2.05.

         (e) Subject to the preceding provisions of this Section 2.05, upon surrender for registration of transfer of any Note at the offices of the Note Registrar maintained for such purpose, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of a like aggregate Note Principal Balance.

         (f) At the option of any Noteholder, its Notes may be exchanged for other Notes of authorized denominations of a like aggregate Note Principal Balance, upon surrender of the Notes to be exchanged at the offices of the Note Registrar maintained for such purpose. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive.

         (g) Every Note presented or surrendered for transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (h) No service charge shall be imposed for any transfer or exchange of Notes, but the Issuer, the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.

         (i) All Notes surrendered for transfer and exchange shall be physically canceled by the Note Registrar, and the Note Registrar shall dispose of such canceled Notes in accordance with its standard procedures.

         (j) The Note Registrar or the Indenture Trustee shall provide to each of the Issuer and any Noteholder, upon reasonable written request and at the expense of the requesting party, an updated copy of the Note Register.

         Section 2.06.     Mutilated, Destroyed, Lost or Stolen Notes.

         If any mutilated Note is surrendered to the Note Registrar, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in exchange therefor, a new Note of the same principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Issuer, the Indenture Trustee and the Note Registrar (i) evidence to their satisfaction of the destruction (including mutilation tantamount to destruction), loss or theft of any Note and the ownership thereof, and (ii) such security or indemnity as may be reasonably required by them to hold each of them, and any agent of any of them harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of the same tenor and denomination registered in the same manner, dated the date of its authentication and bearing a number not contemporaneously outstanding.

         Upon the issuance of any new Note under this Section 2.06, the Issuer, the Indenture Trustee and the Note Registrar may require the payment by the Noteholder of an amount sufficient to pay or discharge any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Authenticating Agent and the Indenture Trustee) in connection therewith.

         Every new Note issued pursuant to this Section 2.06 in lieu of any destroyed, mutilated, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, mutilated, lost or stolen Note shall be at any time enforceable by any Person, and such new Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 2.06 are exclusive and shall preclude (to the extent permitted by applicable law) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.07.     Noteholder Lists.

         The Note Registrar shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders, which list, upon request, will be made available to the Indenture Trustee insofar as the Indenture Trustee is no longer the Note Registrar. Upon written request of any Noteholder at the Noteholder's expense made for purposes of communicating with other Noteholders with respect to their rights under this Indenture, the Note Registrar shall promptly furnish such Noteholder with a list of the other Noteholders of record identified in the Note Register at the time of the request. Every Noteholder, by receiving such access, agrees with the Note Registrar that the Note Registrar will not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of any Noteholder regardless of the source from which such information was derived.

         Section 2.08.     Persons Deemed Owners.

         The Issuer, the Indenture Trustee, the Note Registrar and any agents of any of them, may treat the Person in whose name a Note is registered as the owner of such Note for the purpose of receiving payments of principal, interest and other amounts in respect of such Note and for all other purposes, whether or not such Note shall be overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar or any agents of any of them, shall be affected by notice to the contrary.

         Section 2.09.     Accounts.

         (a) On or prior to the date hereof, the Indenture Trustee shall establish in its name, as Indenture Trustee, the Reimbursement Account, the Note Payment Account, the Reserve Account and the Funding Account. Except as provided in this Indenture, the Indenture Trustee, in accordance with the terms of this Indenture, shall have exclusive control and sole right of withdrawal with respect to the Accounts. Funds in the Accounts shall not be commingled with any other monies. All monies deposited from time to time in the Accounts (including any securities or instruments in which such monies are invested) shall be held by and under the control of the Indenture Trustee in the Accounts for the benefit of the Secured Parties and the Issuer as herein provided. All amounts received by the Indenture Trustee, including, without limitation, amounts received from the REMIC Trustees in respect of the Aggregate Receivables and Repurchase Prices received from the Seller, shall be deposited into the Reimbursement Account within one (1) Business Day following receipt by the Indenture Trustee and shall be applied in accordance with the terms of this Indenture. In addition, the Issuer may, from time to time, deposit additional funds into the Reimbursement Account to be applied for the purposes set forth herein.

         (b) All of the funds on deposit in the Accounts may be invested and reinvested by the Indenture Trustee at the written direction of the Agent in one or more Permitted Investments, subject to the following requirements:

                  (i) such Permitted Investments shall mature not later than one Business Day prior to the next Payment Date or Funding Date whichever is sooner (except that if such Permitted Investment is an obligation of the Indenture Trustee, such Permitted Investment shall not mature later than the next Payment Date or Funding Date whichever is sooner);

                  (ii) the securities purchased with the monies in the Accounts shall be deemed to be funds deposited in the related Accounts;

                  (iii) each such Permitted Investment shall be made in the name of the Indenture Trustee (in its capacity as such) or in the name of a nominee of the Indenture Trustee under the Indenture Trustee's complete and exclusive dominion and control (or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, a Permitted Investment may be made in such instrument notwithstanding that such instrument is not under the dominion and control of the Indenture Trustee, provided that such pledge is so registered);

                  (iv) the Indenture Trustee shall have the sole control over such investment, the income thereon and the proceeds thereof;

                  (v) other than the investments described in the second parenthetical phrase in clause (iii) above, any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee or its agent; and

                  (vi) the proceeds of each investment shall be remitted by the purchaser thereof directly to the Indenture Trustee for deposit in the related Account, subject to withdrawal by the Indenture Trustee as provided herein.

In the absence of written direction from the Issuer, funds on deposit in the Accounts shall be invested by the Indenture Trustee in Permitted Investments described in clause (v) of the definition thereof. All amounts earned on Permitted Investments shall be deposited into the Note Payment Account on each Payment Date and shall be included in the Available Amount for such Payment Date.

         (c) The REMIC Servicer shall cause all collections in respect of the Assets included in each REMIC Trust to be deposited into the related Certificate Account pursuant to the related REMIC Pooling Agreement, not later than two Business Days following receipt by the REMIC Servicer or the REMIC Sub-Servicer. The REMIC Servicer shall cause daily automated clearing house ("ACH") debits pursuant to which all P&I Advance Reimbursement Amounts are transferred to the Reimbursement Account from the Certificate Accounts maintained pursuant to the REMIC Pooling Agreements within one (1) Business Day after deposit into the related Certificate Account. All P&I Advance Reimbursement Amounts received from the REMIC Trusts shall be deposited into the Reimbursement Account on a daily basis. In addition, the REMIC Servicer shall cause any Extension Advances to be treated as P&I Advance Reimbursement Amounts up to the Receivables Balance of the Aggregate Receivables with respect to the Assets for which such Extension Advances are being made. Any such portion of an Extension Advance shall be deposited in the Reimbursement Account on a daily basis, in each case within one (1) Business Day after deposit into the related Certificate Account. Such deposit shall constitute reimbursement of the related Aggregate Receivables with respect to the related Assets and the contractual right to receive reimbursement for the Extension Advances shall not constitute Collateral.

         (d) On any Business Day during the Funding Period, the Issuer may deliver, or cause to be delivered, to the Indenture Trustee, the Agent and the Noteholders a report in substantially the form of Exhibit E hereto demonstrating that an Excess Amount exists (an "Excess Amount Payment Report"), demonstrating that the Collateral Coverage Requirement is satisfied on such date, and stating the amount of the Excess Amount as of such date, the amount of funds on deposit in the Reimbursement Account on such date, the amount of the Expense Reserve for the next upcoming Payment Date, and the amount to be paid to the Issuer pursuant to this Section 2.09(d). The Indenture Trustee shall be entitled to rely conclusively on any such Excess Amount Payment Report. The Excess Amount Payment Report on any Funding Date may be part of the related Funding Date Report, and no report separate from the Funding Date Report shall be required for an Excess Amount payment that is to be made on a Funding Date. If the Funding Date Report states that the Collateral Coverage Requirement is satisfied, then the Indenture Trustee shall withdraw from the Reimbursement Account, and shall remit to the Issuer, cash in an amount requested by the Issuer up to the Excess Amount. For purposes of this Section 2.09(d), to the extent the Indenture Trustee receives P&I Advance Reimbursement Amounts later than 2:00 PM Eastern time on a Business Day, such funds shall be deemed to have been received on the following Business Day. Notwithstanding the foregoing, no payment in respect of the Excess Amount shall be made during the period from the end of a Collection Period through the Payment Date occurring in the following month.

         (e) Upon the satisfaction and discharge of this Indenture pursuant to Section 3.01 of this Indenture, the Indenture Trustee shall pay to the Issuer all amounts, if any, held by it remaining as part of the Trust Estate.

         Section 2.10.     Payments on the Notes.

         (a)      Subject to Section 2.10(b), the Issuer agrees to pay

                  (i) on each Payment Date prior to the Maturity Date, interest on and principal of the Notes in the amounts and in accordance with the priorities set forth in Section 2.10(c); and

                  (ii) on the Maturity Date, the entire Note Principal Balance of the Notes, together with all accrued and unpaid interest thereon.

         Amounts properly withheld under the Code by any Person from a payment to any holder of a Note of interest, principal or other amounts, or any such payment set aside on the Final Payment Date for such Note as provided in Section 2.10(b), shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         (b) With respect to each Payment Date, any interest, principal and other amounts payable on the Notes shall be paid to the Person that is the registered holder thereof at the close of business on the related Record Date; provided, however, that interest, principal and other amounts payable at the Final Payment Date of any Note shall be payable only against surrender thereof at the Corporate Trust Office of the Indenture Trustee. Payments of interest, principal and other amounts on the Notes shall be made on the applicable Payment Date other than the Final Payment Date, subject to applicable laws and regulations, by wire transfer to such account as such Noteholder shall designate by written instruction received by the Indenture Trustee not later than the Record Date related to the applicable Payment Date or otherwise by check mailed on or before the Payment Date to the Person entitled thereto at such Person's address appearing on the Note Register. The Indenture Trustee shall pay each Note in whole or in part as provided herein on its Final Payment Date in immediately available funds from funds in the Note Payment Account as promptly as possible after presentation to the Indenture Trustee of such Note at its Corporate Trust Office but shall initiate such payment no later than 3:00 p.m., New York City time, on the day of such presentation, provided, that such presentation has been made no later than 1:00 p.m., New York City time. If presentation is made after 1:00 p.m., New York City time, on any day, such presentation shall be deemed to have been made on the immediately succeeding Business Day.

         Except as provided in the following sentence, if a Note is issued in exchange for any other Note during the period commencing at the close of business at the office or agency where such exchange occurs on any Record Date and ending before the opening of business at such office or agency on the related Payment Date, no interest, principal or other amounts will be payable on such Payment Date in respect of such new Note, but will be payable on such Payment Date only in respect of the prior Note. Interest, principal and other amounts payable on any Note issued in exchange for any other Note during the period commencing at the close of business at the office or agency where such exchange occurs on the Record Date immediately preceding the Final Payment Date for such Notes and ending on the Final Payment Date for such Notes, shall be payable to the Person that surrenders the new Note as provided in this Section 2.10(b).

         All payments of interest, principal and other amounts made with respects to any Note will be allocated pro rata among the Outstanding Notes based on the Note Principal Balance thereof.

         If any Note on which the final payment was due is not presented for payment on its Final Payment Date, then the Indenture Trustee shall set aside such payment in a segregated account separate from the Note Payment Account but which constitutes an Eligible Account, and the Indenture Trustee and the Issuer shall act in accordance with Section 5.10 in respect of the unclaimed funds.

         (c) On each Payment Date, the Indenture Trustee shall deposit the Available Amount from the Reimbursement Account into the Note Payment Account and withdraw from the Note

Payment Account and apply the Available Amount for such Payment Date for the following purposes and in the following order of priority, in each case to the extent of remaining funds:

                  (i) to the Indenture Trustee, (A) an amount equal to the sum of the Indenture Trustee Fee for such Payment Date, plus all accrued and unpaid Indenture Trustee Fees, if any, for prior Payment Dates and (B) all amounts to which the Indenture Trustee is entitled to reimbursement in accordance with this Indenture, which are invoiced to the Issuer at least three Business Days prior to the Payment Date, not to exceed $25,000 per month or $100,000 per calendar year;

                  (ii) to the Verification Agent, an amount equal to the sum of all accrued and unpaid Verification Agent Fees and expenses (which are invoiced to the Issuer and the Indenture Trustee at least three Business Days prior to the Payment Date) not to exceed $20,000 per month;

                  (iii) to the Agent, all amounts payable to the Agent in its capacity as Agent under the Transaction Documents (which are invoiced to the Issuer and the Indenture Trustee at least three Business Days prior to the Payment Date);

                  (iv) to the Noteholders, an amount equal to the sum of the Interest Distributable Amount for the Notes for such Payment Date, plus any Interest Carryover Shortfall, if any, for prior Payment Dates;

                  (v) to the Indemnified Parties (other than the Indenture Trustee and the Verification Agent), any amounts then due to such Indemnified Parties under Article X of this Indenture (which are invoiced to the Issuer and the Indenture Trustee at least three Business Days prior to the Payment Date).

                  (vi) to the Reserve Account, the Reserve Fund Reimbursement Amount for such Payment Date, if applicable;

                  (vii)    during the Funding Period:

                           (A) up to the Excess Overcollateralization, to the Agent on behalf of the Tranche A Lenders, any amounts due under the Tranche A Guaranty as of such Payment Date;

                           (B) up to the Excess Overcollateralization, to the Indenture Trustee and the Verification Agent, all reasonable expenses and indemnities to which each of the Indenture Trustee and the Verification Agent is entitled to payment and has not been previously reimbursed pursuant to Section 2.10(c)(i) or (ii) above (to the extent expressly set forth under this Indenture) and which are invoiced to the Issuer and the Indenture Trustee at least three Business Days prior to the Payment Date; and

                           (C) the remaining Available Amount, to the Reimbursement Account, which may, up to the Excess Overcollateralization, be disbursed to

                                    Oakwood Servicing as holder of the LLC
                                    Interests, at Oakwood Servicing's election;

                  (viii)   following the termination of the Funding Period:

                           (A) to the Noteholders, in respect of principal of the Notes, until the Note Principal Balance is reduced to zero;

                           (B) to the Agent on behalf of the Tranche A Lenders, any amounts due under the Tranche A Guaranty;

                           (C) to the Persons entitled thereto, any amounts payable by the Issuer pursuant to this Indenture or the other Transaction Documents; and

                           (D) to Oakwood Servicing as holder of the LLC Interests, the remaining Available Amount.

         Section 2.11.     Final Payment Notice.

         (a) Notice of final payment under Section 2.10(b) shall be given by the Indenture Trustee not later than the 5th day prior to the Final Payment Date to each Noteholder as of the close of business on the Record Date preceding the Final Payment Date at such Noteholder's address appearing in the Note Register, and also to the Agent and the Issuer.

         (b) All notices of final payment in respect of the Notes shall state (i) the Final Payment Date, (ii) the amount of the final payment for such Notes and (iii) the place where such Notes are to be surrendered for payment, which shall be the Corporate Trust Office of the Indenture Trustee.

         (c) Notice of final payment of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of final payment, or any defect therein, to any Noteholder shall not impair or affect the validity of the final payment of any other Note.

         Section 2.12.     Compliance with Withholding Requirements.

         Notwithstanding any other provision of this Indenture, the Indenture Trustee shall comply with all Federal withholding requirements with respect to payments to Noteholders of interest, original issue discount, or other amounts that the Indenture Trustee reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for any such withholding.

         Section 2.13.     Cancellation.

         The Issuer may at any time deliver to the Note Registrar for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Note Registrar.

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         All Notes delivered to the Indenture Trustee for payment shall be forwarded to the Note Registrar. All such Notes and all Notes surrendered for transfer and exchange in accordance with the terms hereof shall be canceled and disposed of by the Note Registrar in accordance with its customary procedures.

         Section 2.14.     Additional Note Balance.

         (a) In the event of the purchase of Additional Note Balance by the Tranche B Lenders as provided in the Note Purchase Agreement, each Tranche B Lender shall, and is hereby authorized to, record on the schedule attached to its Note the date and amount of any Additional Note Balance purchased by it, and each repayment thereof; provided that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholders rights with respect to its Additional Note Balance and its right to receive interest payments in respect of the Additional Note Balance held by such Noteholder.

         (b) Absent manifest error, the Note Principal Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee and the Issuer; provided that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive principal and interest payments in respect thereof.

         Section 2.15.     Reserve Account.

         The Indenture Trustee shall deposit or cause to be deposited in the Reserve Account on each Payment Date the amount distributed in respect of the Reserve Fund Reimbursement Amount pursuant to Section 2.10(c). If, on any Payment Date prior to the Maturity Date, the Available Amount for such Payment Date is insufficient to pay the amounts required to be paid pursuant to clauses
(i) through (iv) of Section 2.10(c) or, on any Payment Date following the Maturity Date, the Available Amount is insufficient to pay any of the amounts required to be paid, the Indenture Trustee shall withdraw the amount of such shortfall from the Reserve Account and deposit the same into the Note Payment Account to be applied to the payment of such items.

         Upon payment in full of all of the Obligations, the Indenture Trustee shall release all amounts remaining in the Reserve Account to or at the direction of the Issuer.

         Section 2.16.     Redemption of the Notes.

         (a) Except as set forth in clause (b) hereof, the Notes shall not, either individually or collectively, be subject to mandatory or optional redemption by the Issuer or any other Person after the issuance thereof.

         (b) On any Payment Date following the termination of the Funding Period on which the aggregate Note Principal Balance of the Notes is less than or equal to 10% of the Note Principal Balance as of the end of the Funding Period, the REMIC Servicer may effect the early redemption of the Notes by purchasing all of the Aggregate Receivables remaining in the Trust Estate at such time at the Redemption Price. The REMIC Servicer shall give written notice (a

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"Notice of Repurchase") of its intent to effect the early redemption of the
Notes pursuant to this Section 2.16(b) to the Indenture Trustee, the Issuer and the Noteholder at least 30 days prior to the Payment Date on which such payment shall be made.

         Section 2.17.     Securities Accounts

         (a) The Issuer and the Indenture Trustee hereby appoint JPMorgan Chase Bank as securities intermediary (in such capacity, the "Securities Intermediary") with respect to each of the Accounts. The Security Entitlements and all Financial Assets credited to the Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to such account and all proceeds thereof, held from time to time in the Accounts will continue to be held by the Securities Intermediary for the Indenture Trustee for the benefit of the Secured Parties. Upon the termination of this Indenture, the Indenture Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Notes or interests therein, the Noteholders and all beneficial owners of Notes shall be deemed to have appointed JPMorgan Chase Bank as Securities Intermediary. JPMorgan Chase Bank hereby accepts such appointment as Securities Intermediary.

                  (i) With respect to any portion of the Trust Estate that is credited to the Accounts, the Securities Intermediary agrees that:

                           (A) with respect to any portion of the Trust Estate that is held in deposit accounts, each such deposit account shall be subject to the security interest granted pursuant to this Indenture, and the Securities Intermediary shall comply with instructions originated by the Indenture Trustee directing dispositions of funds in the deposit accounts without further consent of the Issuer and otherwise shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

                           (B) the sole assets permitted in the Accounts shall be those that the Securities Intermediary agrees to treat as Financial Assets;

                           (C) any portion of the Trust Estate that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Account in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto over which the Securities Intermediary or such other institution has control; and

                           (D) it will use reasonable efforts to promptly notify the Indenture Trustee and the Issuer if any other Person claims that it has a property interest in a Financial Asset in any Account and that it is a violation of that Person's rights for anyone else to hold, transfer or deal with such Financial Asset.

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
                  (ii) The Securities Intermediary hereby confirms that (A) each Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Indenture, treat the Indenture Trustee as entitled to exercise the rights that comprise any Financial Asset credited to any Account,
         (B) any portion of the Trust Estate in respect of any Account will be promptly credited by the Securities Intermediary to such account, and
         (C) all securities or other property underlying any Financial Assets credited to any Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any Financial Asset credited to any Account be registered in the name of the Issuer, the REMIC Servicer, the REMIC Sub-Servicer or the Seller, payable to the order of the Issuer, the REMIC Servicer, the REMIC Sub-Servicer or the Seller or specially endorsed to any of such Persons.

                  (iii) If at any time the Securities Intermediary shall receive an Entitlement Order from the Indenture Trustee directing transfer or redemption of any Financial Asset relating to any Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuer, the REMIC Servicer, the REMIC Sub-Servicer, the Seller or any other Person. If at any time the Indenture Trustee notifies the Securities Intermediary in writing that this Indenture has been discharged in accordance herewith, then thereafter if the Securities Intermediary shall receive any order from the Issuer directing transfer or redemption of any Financial Asset relating to any Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Indenture Trustee or any other Person.

                  (iv) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Account or any Financial Asset or Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee. The Financial Assets and Security Entitlements credited to the Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Indenture Trustee in the case of the Accounts.

                  (v) There are no other agreements entered into between the Securities Intermediary in such capacity, and the Securities Intermediary agrees that it will not enter into any agreement with, the Issuer, the REMIC Servicer, the REMIC Sub-Servicer, the Seller or any other Person with respect to any Account. In the event of any conflict between this Indenture (or any provision of this Indenture) and any other agreement now existing or hereafter entered into, the terms of this Indenture shall prevail.

                  (vi) The rights and powers granted herein to the Indenture Trustee have been granted in order to perfect its interest in the Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Issuer, the REMIC Servicer, the REMIC Sub-Servicer or the Seller nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the interest of the Indenture Trustee in the Accounts and in such Security Entitlements, has been terminated pursuant to the

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
         terms of this Indenture and the Indenture Trustee has notified the Securities Intermediary of such termination in writing.

         (b) Capitalized terms used in this Section 2.17 and not defined herein shall have the meanings assigned to such terms in the New York UCC. For purposes of Section 8-110(e) of the New York UCC, the "securities intermediary's jurisdiction" shall be the State of New York.

         (c) None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Indenture Trustee or the Secured Parties for any action taken, or not taken, in good faith pursuant to this Indenture, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Indenture Trustee or the Secured Parties which would otherwise be imposed by reason of the Securities Intermediary's willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document. The Issuer shall indemnify the Securities Intermediary for and hold it harmless against any loss, liability or expense arising out of or in connection with this Indenture and carrying out it duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary has been guilty of bad faith, negligence or willful misconduct. The foregoing indemnification shall survive any termination of this Indenture or the resignation or removal of the REMIC Servicer or the REMIC Sub-Servicer.

         (d) Prior to the date which is one year and one day, or if longer the applicable preference period then in effect, after the payment in full of all of the Notes, the Securities Intermediary will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy, insolvency, reorganization or similar law in any jurisdiction.

                                  ARTICLE III

                           SATISFACTION AND DISCHARGE

         Section 3.01.     Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect except as to (i) any surviving rights herein expressly provided for, including any rights of transfer or exchange of Notes herein expressly provided for, (ii) in the case of clause
(1)(B) below, the rights of the Noteholders hereunder to receive payment of the Note Principal Balance of and interest on the Notes and any other rights of the Noteholders hereunder, and (iii) the provisions of Section 3.02 herein, when

         (1) either (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06 and (ii) Notes for which payment of money has theretofore been deposited in the Note Payment Account by the Indenture Trustee and thereafter repaid to the Issuer or discharged

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
from such trust, as provided in Section 5.10) have been delivered to the Note Registrar for cancellation; or (B) all such Notes not theretofore delivered to the Note Registrar for cancellation (i) have become due and payable, or (ii) will become due and payable on the next Payment Date, and in the case of clause
(B)(i) or (B)(ii) above, cash in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Note Registrar for cancellation or sufficient to pay the Note Principal Balance thereof and any interest thereon accrued to the date of such deposit (in the case of Notes which have become due and payable) or to the end of the Accrual Period for the next Payment Date has been deposited with the Indenture Trustee as trust funds in trust for these purposes;

         (2) the Issuer has paid or caused to be paid all other sums payable or reasonably expected to become payable by the Issuer to the Indenture Trustee and each of the Secured Parties;

         (3) the Issuer has delivered to the Indenture Trustee an Officer's Certificate of the Issuer stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

         (4) the Issuer has furnished to the Indenture Trustee a Tax Opinion with respect to the actions contemplated by this Section 3.01.

         Notwithstanding the foregoing, the obligations of the Issuer to the Indenture Trustee under Section 5.04 hereof and the obligations of the Indenture Trustee to the Noteholders under Section 3.02 hereof shall survive satisfaction and discharge of this Indenture.

         Section 3.02.     Application of Trust Money.

         Subject to the provisions of Section 2.10, 2.15, Section 7.01 and
Section 5.10, all Cash deposited with the Indenture Trustee pursuant to Section
3.01 shall be held in the Note Payment Account and applied by the Indenture Trustee, in accordance with the provisions of the Notes and this Indenture to pay the Persons entitled thereto.

                                   ARTICLE IV

                           EVENTS OF DEFAULT; REMEDIES

         Section 4.01.     Events of Default.

         "Event of Default," wherever used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) any failure to pay all interest on and principal of any Note when the same shall be due and payable; or

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
         (b) any failure by the Issuer, the REMIC Servicer or the REMIC Sub-Servicer to make (or cause to be made) any payment, transfer or deposit, or deliver (or cause to be delivered) to the Indenture Trustee any proceeds or payment required to be so delivered under the terms of the REMIC Pooling Agreements, this Indenture or any of the other Transaction Documents, including, without limitation, any Net Proceeds; provided that the first such failure shall not constitute an Event of Default if such failure is the result of inadvertence, error or oversight and is cured within two Business Days; or

         (c) any failure on the part of the Issuer, the REMIC Servicer, the REMIC Sub-Servicer or the Seller duly to observe or perform any covenants or agreements of it in any of the Transaction Documents and such failure continues for a period of ten days; or

         (d) Any event of default under any of the Tranche A Revolving Loan Documents that is not waived by the Tranche A Lenders in accordance with the Tranche A Agreement; or

         (e) the entry of a decree or order for relief by a court or agency or supervisory authority having jurisdiction in respect of the Issuer or the Seller for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings for the Issuer or the Seller or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Seller; or

         (f) the Issuer or the Seller shall voluntarily commence liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Issuer or the Seller or of or relating to all or substantially all of its property; or the Issuer or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

         (g) the Issuer or the Trust Estate shall have become subject to registration as an "investment company" within the meaning of the Investment Company Act; or

         (h) the Issuer shall fail to own the Trust Estate free and clear of liens other than the liens contemplated hereby or the Indenture Trustee shall fail to have a first priority perfected security interest in the Trust Estate; or

         (i) Oakwood Servicing sells, transfers, pledges or otherwise disposes of any of the LLC Interests, whether voluntarily or by operation of law, foreclosure or other enforcement by a Person of its remedies against Oakwood Servicing, except to a wholly-owned subsidiary of OAC LLC or Oakwood Homes Corporation or pursuant to a merger, consolidation or a sale of all or substantially all the assets of OAC LLC in a transaction not prohibited by this Indenture; or

         (j) Either of Oakwood Servicing or OAC LLC is terminated or resigns (or receives or gives notice of termination or resignation or otherwise ceases to own the Servicing Rights) as REMIC Servicer or REMIC Sub-Servicer (unless replaced by an Affiliate of the REMIC Servicer or REMIC Sub-Servicer approved by the Majority Noteholders), respectively, under

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
REMIC Trusts with Assets with an Unpaid Principal Balance equal to 33% or more of the Unpaid Principal Balance of the Assets with respect to all of the REMIC Trusts; or

         (k) the REMIC Servicer and the REMIC Sub-Servicer fail to deposit the gross collections in respect of the Assets to the related Certificate Account (except with respect to Servicing Advance Reimbursement Amounts deposited to the Pledged Account or as otherwise permitted under the REMIC Pooling Agreements), except for nominal amounts as a result of inadvertence, error or oversight, which are corrected within two Business Days; or

         (l) the REMIC Servicer or the REMIC Sub-Servicer issues disbursement instructions to a REMIC Trustee or otherwise withdraws funds from a Certificate Account, except as expressly authorized by the provisions of the REMIC Pooling Agreements and the Transaction Documents; or

         (m) the REMIC Servicer fails to deliver any Funding Date Report, Monthly REMIC Servicer Report, Excess Payment Date Report or Payment Date Report required to be delivered hereunder and such failure continues for two or more Business Days; or

         (n) the Collateral Coverage Requirement is not satisfied as of the close of business on any Funding Date, Payment Date, the date on which a REMIC Termination Event occurs or Funding Termination Date; or

         (o) Oakwood Servicing fails to make any P&I Advances required to be made with respect to any REMIC Trust pursuant to the terms of the related REMIC Pooling Agreement; or

         (p) any representation or warranty made or deemed made by or on behalf of the Issuer, the Seller or any of their respective Affiliates or by any officer of the foregoing under or in connection with any Transaction Document or under or in connection with any report, certificate, or other document delivered to the Agent, the Indenture Trustee or the Noteholders pursuant to any Transaction Document shall have been incorrect or misleading in any material respect when made or deemed made and the same remains unremedied for a period of ten days after notice of such breach has been given to the Issuer by the Indenture Trustee or the Agent; or

         (q) (i) any material provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Issuer, the Seller or any of their respective Affiliates intended to be a party thereto, (ii) the validity or enforceability of any Transaction Document shall be contested by the Issuer, the Seller or any of their respective Affiliates, (iii) a proceeding shall be commenced by the Issuer, the Seller or any of their respective Affiliates or any Governmental Authority having jurisdiction over the Issuer, the Seller or any of their respective Affiliates, seeking to establish the invalidity or unenforceability thereof, or (iv) the Issuer, the Seller or any of their respective Affiliates shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document.

         Section 4.02.     Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee shall, at the direction of the Majority Noteholders, declare all of the Notes to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration the unpaid Note Principal Balance of such Notes, together with accrued interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due in respect of the Notes has been obtained by the Indenture Trustee as hereinafter provided in this
Article IV, the Majority Noteholders, by written notice to the Issuer and to the Indenture Trustee, may rescind and annul such declaration and its consequences if:

         (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (i) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and counsel, in each case incurred in connection with such Event of Default; and

        (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by virtue of such acceleration, have been cured or waived as provided in Section 4.12.

         No such rescission and annulment shall affect any subsequent default or impair any right consequent thereto.

         Section 4.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) If the Issuer fails to pay all amounts due upon an acceleration of the Notes under Section 4.02 forthwith upon demand and such declaration and its consequences shall not have been rescinded and annulled, the Indenture Trustee, in its capacity as Indenture Trustee and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon such Notes and collect the monies adjudged or decreed to be payable in the manner provided by law out of the Trust Estate, wherever situated, or may institute and prosecute such non-judicial proceedings in lieu of judicial proceedings as are then permitted by applicable law.

         (b) If an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

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
         (c) In case (x) there shall be pending, relative to the Issuer or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, (y) a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or shall have taken possession of the Issuer or its property or such Person or (z) there shall be pending a comparable judicial proceeding brought by creditors of the Issuer or affecting the property of the Issuer, the Indenture Trustee, irrespective of whether the principal of or interest on any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective attorneys, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of willful misconduct, negligence or bad faith of the Indenture Trustee) and of the Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their and its behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective attorneys, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of willful misconduct, negligence or bad faith of the Indenture Trustee or predecessor Indenture Trustee.

         (d) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any related Noteholder or to authorize the Indenture Trustee to vote in respect of the claim of any

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
Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (e) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such proceedings.

         (f) In the event that the Indenture Trustee, following an Event of Default hereunder institutes proceedings to foreclose on the Trust Estate, the Indenture Trustee shall promptly give a notice to that effect to each Noteholder.

         (g) All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered, subject to the payment priorities of Section 2.10.

         Section 4.04.     Remedies.

         If an Event of Default has occurred and is continuing, and the Notes have been declared due and payable pursuant to Section 4.02 hereof and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may do one or more of the following:

         (a) institute, or cause to be instituted, Proceedings for the collection of all amounts then payable on or under this Indenture with respect to the Notes, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Trust Estate monies adjudged due;

         (b) sell, or cause to be sold, the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by applicable law, provided, however, that the Indenture Trustee shall give the Issuer written notice of any private sale called by or on behalf of the Indenture Trustee pursuant to this
Section 4.04(b) at least 10 days prior to the date fixed for such private sale;

         (c) institute, or cause to be instituted, Proceedings from time to time for the complete or partial foreclosure with respect to the Trust Estate;

         (d) exercise, or cause to be exercised, any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes hereunder; and

         (e) maintain possession of the Trust Estate and, in its own name or in the name of the Issuer or otherwise, collect and otherwise receive in accordance with this Indenture any money or property at any time payable or receivable on account of or in exchange for any of the

Collateral; provided, however, that the Indenture Trustee shall not, unless required by law, sell or otherwise liquidate all or any portion of the Trust Estate following any Event of Default except in accordance with Section 4.15.

         Section 4.05.     Application of Money Collected.

         Any money collected by the Indenture Trustee pursuant to this Article shall be deposited in the Note Payment Account and, on each Payment Date, shall be applied in accordance with Section 2.10 hereof and, in case of the distribution of such money on account of the principal of or interest on the Notes, upon presentation and surrender of the Notes if fully paid.

         Section 4.06.     Limitation on Suits.

         Except as provided in Section 4.07, no Noteholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (1) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

         (2) the Majority Noteholders shall have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

         (3) such Noteholder or Noteholders have offered to the Indenture Trustee adequate indemnity or security satisfactory to the Indenture Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity or security has failed to institute any such proceeding;

         (5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholders; and

         (6) an Event of Default shall have occurred and be continuing; it being understood and intended that no one or more of such Noteholders shall have any right in any manner whatever by virtue of, or by availing itself or themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Noteholders, or to obtain or to seek to obtain priority or preference over any other of such Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Noteholders. Subject to the foregoing restrictions, the Noteholders may exercise their rights under this Section 4.06 independently.

         Section 4.07. Unconditional Right of Noteholders to Receive Principal and Interest.

         Notwithstanding any other provision in this Indenture, following the Maturity Date, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payments of interest, principal and other amounts then due on such Note (subject to Section

2.10) and to institute suit for the enforcement of any such payment (subject to
Section 4.06), and such rights shall not be impaired without the consent of such Noteholder, unless a non-payment has been cured pursuant to Section 4.02. The Issuer shall, however, be subject to only one consolidated lawsuit by the Noteholders, or by the Indenture Trustee on behalf of the Noteholders, for any one cause of action arising under this Indenture or otherwise.

         Section 4.08.     Restoration of Rights and Remedies.

         If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued, waived, rescinded or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Indenture Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

         Section 4.09.     Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.06, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 4.10.     Delay or Omission Not Waiver.

         No delay or omission of the Indenture Trustee, or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Indenture or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, to the extent permitted by applicable law, by the Indenture Trustee or the Noteholders, as the case may be.

         Section 4.11.     Control by Noteholders.

         The Noteholders holding more than 50% in aggregate Note Principal Balance of the Outstanding Notes (the "Majority Noteholders") shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee, provided, that such direction shall not be in conflict with any rule of law or with this Indenture or involve the Indenture Trustee in personal liability and provided, further, that the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction. Notwithstanding the foregoing, the Noteholders will not be required to provide, and the Indenture Trustee will not be required to obtain, a Tax Opinion in the case of a direction by the

Noteholders to the Indenture Trustee, following an Event of Default, to realize upon the Trust Estate by liquidating the Collateral or otherwise.

         Section 4.12.     Waiver of Past Defaults.

         Prior to the acceleration of the Maturity Date of the Notes, the Majority Noteholders may on behalf of the Noteholders of all the Notes waive any past default hereunder and its consequences, except a default

         (1) in the payment of principal of or interest on any Note, which waiver shall require the waiver by Noteholders holding 100% in aggregate Note Principal Balance of the Outstanding Notes affected; or

         (2)      in respect of a covenant or provision hereof which under
Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Note affected, which waiver shall require the waiver by each Holder of an Outstanding Note affected;

         (3) depriving the Indenture Trustee or any Noteholder of a lien or the benefit of a lien, as the case may be, upon any part of the Trust Estate, which waiver shall require the consent of the Indenture Trustee or such Noteholder, as the case may be; or

         (4) depriving the Indenture Trustee of any fee, reimbursement for any expense incurred, or any indemnification to which the Indenture Trustee is entitled, which waiver shall require the consent of the Indenture Trustee.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Any costs or expenses incurred by the Indenture Trustee in connection with such acceleration and prior to such waiver shall be reimbursable to the Indenture Trustee in accordance with
Section 2.10(c).

         Section 4.13.     Undertaking for Costs.

         All parties to this Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses based on time expended, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Issuer, or to any suit instituted by the Indenture Trustee, or to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate at least 25% in aggregate Note Principal Balance of Outstanding Notes or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturity Date of such Note.

         Section 4.14.     Waiver of Stay or Extension Laws.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Indenture Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.

         Section 4.15.     Sale of Trust Estate.

         (a) The power to effect any public or private sale of any portion of the Trust Estate pursuant to Section 4.04 hereof shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until either the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any such sale but such waiver does not apply to any amounts to which the Indenture Trustee is otherwise entitled under Section
5.04 of this Indenture.

         (b) The Indenture Trustee shall not sell the Trust Estate, or any portion thereof, unless:

                  (i) the Majority Noteholders consent to, or direct the Indenture Trustee to make, such sale; or

                  (ii) the proceeds of such sale would be not less than the entire amount which would be payable to the Holders of the Notes, in full payment thereof, in accordance with Section 4.05, on the Payment Date next succeeding the date of such sale, together with all other amounts due under this Indenture.

                  The foregoing provisions of this Section 4.15 shall not preclude or limit the ability of the Indenture Trustee to purchase all or any portion of the Trust Estate at any sale, public or private, and the purchase by the Indenture Trustee of all or any portion of the Trust Estate at any sale shall not be deemed a sale or disposition thereof for purposes of this Section 4.15(b).

         (c) Unless the Holders of all Outstanding Notes have otherwise consented or directed the Indenture Trustee, at any sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 4.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall in accordance with paragraph (ii) of subsection (d) of this Section 4.15 bid an amount at least $1.00 more than the highest other bid in order to preserve the Trust Estate.

         (d)      In connection with a sale of all or any portion of the Trust
Estate:

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
                  (i) any Holder or Holders of Notes may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (ii) the Indenture Trustee may bid for and acquire the property offered for sale in connection with any sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes as a result of such sale in accordance with Section 4.05 on the Payment Date next succeeding the date of such sale and (B) the expenses of the sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such sale or in order for the net sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (iii) the Indenture Trustee shall execute and deliver, without recourse, an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof;

                  (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey the Issuer's interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale; and

                  (v) no purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 4.16.     Action on Notes.

         The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

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
                                    ARTICLE V

                              THE INDENTURE TRUSTEE

         Section 5.01.     Certain Duties and Responsibilities.

         The Issuer hereby irrevocably constitutes and appoints the Indenture Trustee and any Responsible Officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in place and stead of the Issuer and in the name of the Issuer or in its own name or in the name of a nominee, from time to time in the Indenture Trustee's discretion, for the purpose of enforcing the rights, powers and remedies of the Issuer under the Receivables Purchase Agreement and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Indenture and the Receivables Purchase Agreement, all as set forth in this Section.

         (a) The rights, duties and liabilities of the Indenture Trustee in respect of this Indenture shall be as follows:

                  (i) The Indenture Trustee shall have the full power and authority to do all things not inconsistent with the provisions of this Indenture that it may deem advisable in order to enforce the provisions hereof or to take any action with respect to a default or an Event of Default hereunder, or to institute, appear in or defend any suit or other proceeding with respect hereto, or to protect the interests of the Noteholders. The Indenture Trustee shall not be answerable or accountable except for its own bad faith, willful misconduct or negligence. The Issuer shall prepare and file or cause to be filed, at the Issuer's expense, and, if required by the UCC, the Indenture Trustee shall execute, a UCC Financing Statement, describing the Issuer as debtor, the Indenture Trustee as secured party and the Trust Estate as the collateral, in all appropriate locations promptly following the initial issuance of the Notes, and the Issuer shall prepare and file at each such office, and, if required by the UCC, the Indenture Trustee shall execute, continuation statements with respect thereto, in each case within six months prior to each fifth anniversary of the original filing. The Issuer is hereby authorized and obligated to make, at the expense of the Issuer, all required filings and refilings of which the Issuer becomes aware, necessary to preserve the liens created by this Indenture to the extent not done by the Issuer as provided herein. The Indenture Trustee shall not be required to take any action to exercise or enforce the trusts hereby created which, in the opinion of the Indenture Trustee, shall be likely to involve expense or liability to the Indenture Trustee, unless the Indenture Trustee shall have received an agreement satisfactory to it in its sole reasonable discretion to indemnify it against such liability and expense. Except as otherwise expressly provided herein, the Indenture Trustee shall not be required to ascertain or inquire as to the performance or observance of any of the covenants or agreements contained herein, or in the Receivables Purchase Agreement or in any other instruments to be performed or observed by the Issuer or any party to the Receivables Purchase Agreement.

                  (ii) Subject to the other provisions of this Article V, the Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders, or other instruments furnished to the Indenture Trustee that are specifically required to be furnished pursuant to any provisions of this Indenture, shall examine them to determine whether they are on their face in the form required by this Indenture to the extent expressly set forth herein. If any such instrument is found on its face not to conform to the requirements of this Indenture in a material manner, the Indenture Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Indenture Trustee's reasonable satisfaction, the Indenture Trustee will provide notice thereof to the Noteholders. The Indenture Trustee shall not incur any liability in acting upon any signature, notice, request, consent, certificate, opinion, or other instrument reasonably believed by it to be genuine. In administering the trusts hereunder, the Indenture Trustee may execute any of the trusts or powers hereunder directly or through its agents or attorneys, provided that it shall remain liable for the acts of all such agents and attorneys. The Indenture Trustee may, subject to Section 5.04, consult with counsel, accountants and other professionals to be selected and employed by it, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice of any such Person nor for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

                  (iii) The Indenture Trustee shall not have any duty to make, arrange or ensure the completion of any recording, filing or registration of any instrument or other document (including any UCC Financing Statements), or any amendments or supplements to any of said instruments or to determine if any such instrument or other document is in a form suitable for recording, filing or registration, and the Indenture Trustee shall not have any duty to make, arrange or ensure the completion of the payment of any fees, charges or taxes in connection therewith.

                  (iv) Whenever in performing its duties hereunder, the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee may, in the absence of bad faith on the part of the Indenture Trustee, rely upon (unless other evidence in respect thereof be specifically prescribed herein) an Officer's Certificate of the Issuer, and such Officer's Certificate shall be full warrant to the Indenture Trustee for any action taken, suffered or omitted by it on the faith thereof.

                  (v) The Indenture Trustee shall not have any obligations to see to the payment or discharge of any liens (other than the liens hereof) upon the Receivables, or to see to the application of any payment of the principal of or interest on any note secured thereby or to the delivery or transfer to any Person of any property released from any such lien, or to give notice to or make demand upon any mortgagor, mortgagee, trustor, beneficiary or other Person for the delivery or transfer of any such property. The Indenture Trustee (and any successor trustee or co-trustee in its individual capacity) nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens or encumbrances on the Receivables arising as a result of the Indenture Trustee (or such successor trustee or co-trustee, as the case may be) acting improperly in its capacity as Indenture Trustee (or such successor trustee or co-trustee, as the case may be).

                  (vi) The Indenture Trustee shall not be concerned with or accountable to any Person for the use or application of any deposited monies or of any property or securities or the proceeds thereof that shall be released or withdrawn in accordance with the provisions hereof or of any property or securities or the proceeds thereof that shall be released from the lien hereof or thereof in accordance with the provisions hereof or thereof and the Indenture Trustee shall not have any liability for the acts of other parties that are not in accordance with the provisions hereof.

                  (vii) The Indenture Trustee shall not be liable for the acts or omissions of the Agent or any other agent retained by the Indenture Trustee at the direction of the Noteholders under any of the Transaction Documents.

         (b) The rights, duties and liabilities of the Indenture Trustee in respect of the Receivables and this Indenture, in addition to those set forth in
Section 5.01(a), shall be as follows:

                  (i) except during the continuance of an Event of Default with respect to the Notes, the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) the Indenture Trustee may, in the absence of bad faith on its part, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture, to the extent expressly set forth herein.

         (c) Subject to Section 4.12 hereof, in case an Event of Default known to the Indenture Trustee with respect to the Notes has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (d) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (i) this subsection shall not be construed to limit the effect of subsections (a), (b) or (c) of this Section; (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the directions of the Majority Noteholders, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes; and

                  (iii) the Indenture Trustee shall not be charged with knowledge of a default in the observance of any covenant contained in
         Section 9.06 unless either (i) a Responsible Officer of the Indenture Trustee shall have actual knowledge of such default or (ii) written notice of such default shall have been given by the Issuer or by any Noteholder to and received by a Responsible Officer of the Indenture Trustee.

         Section 5.02.     Notice of Defaults.

         (a) The Indenture Trustee, promptly but not later than five (5) Business Days after a Responsible Officer of the Indenture Trustee acquires actual knowledge of the occurrence of any default under this Indenture, shall notify the Issuer, the Noteholders and the Agent of any such default, unless all such defaults known to the Indenture Trustee shall have been cured before the giving of such notice or unless the same is rescinded and annulled, or waived by the Noteholders pursuant to Section 4.02 or Section 4.12. For the purpose of this subsection (a), the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes.

         (b) The Indenture Trustee also agrees, promptly but no later than five (5) Business Days after a Responsible Officer of the Indenture Trustee acquires actual knowledge of the occurrence of any default or event of default under the Receivables Purchase Agreement, to notify the Issuer, the Noteholders and the Agent of such default or event of default.

         Section 5.03.     Certain Rights of Indenture Trustee.

         Subject to the provisions of Section 5.01, in connection with this
Indenture:

         (a) the Indenture Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties as may be required by such party or parties pursuant to the terms of this Indenture;

         (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order;

         (c) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

         (d) the Indenture Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel rendered thereby shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

         (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Indenture Trustee in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

         (g) the Indenture Trustee may, subject to Section 5.04, execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys of the Indenture Trustee, provided that it shall remain liable for the acts of all such attorneys and agents;

         (h) the Indenture Trustee shall not be required to provide any surety or note of any kind in connection with the execution or performance of its duties hereunder;

         (i)      except with respect to the representations made by it in
Section 5.06, the Indenture Trustee shall not make any representations as to the validity or sufficiency of this Indenture;

         (j) the Indenture Trustee shall not at any time have any responsibility or liability with respect to the legality, validity or enforceability of the Receivables other than its failure to act in accordance with the terms of this Indenture; and

         (k) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care.

         None of the provisions contained in this Indenture shall in any event require the Indenture Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder if there are reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Section 5.04.     Compensation and Reimbursement.

         (a)      Subject to Section 5.04(b), the Issuer hereby agrees:

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
                  (1) to pay or cause to be paid to the Indenture Trustee on a monthly basis, the Indenture Trustee Fee as compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in connection with this Indenture, the Receivables or the Notes, provided that the Issuer shall have no obligation to pay the Indenture Trustee's overhead or other internal costs or expenses (including the reasonable expenses of its counsel);

                  (2) to reimburse, indemnify and hold harmless the Indenture Trustee and any director, officer, employee, agent, Affiliate or Control Person of the Indenture Trustee for any loss, liability, expense or disbursements (including without limitation costs and expenses of litigation, and of investigation, reasonable counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the acceptance of performance of the trusts and duties by the Indenture Trustee with respect to this Indenture, the Receivables or the Notes (other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties, or as may arise from a breach of any representation or warranty of the Indenture Trustee set forth herein).

         With respect to any third party claim:

                  (i) the Indenture Trustee shall give the Issuer, the Noteholders and the Agent written notice thereof promptly after the Indenture Trustee shall have knowledge thereof;

                  (ii) while maintaining control over its own defense, the Indenture Trustee shall cooperate and consult fully with the Issuer in preparing such defense; and

                  (iii)    notwithstanding the foregoing provisions of this
         Section 5.04(a), the Indenture Trustee shall not be entitled to reimbursement out of the Note Payment Account for settlement of any such claim by the Indenture Trustee entered into without the prior consent of the Issuer, which consent shall not be unreasonably withheld.

         The Indenture Trustee agrees to fully perform its duties under this Indenture notwithstanding any failure on the part of the Issuer to make any payments, reimbursements or indemnifications to the Indenture Trustee pursuant to this Section 5.04(a); provided, however, that (subject to Sections 5.04(b) and 5.04(c)) nothing in this Section 5.04 shall be construed to limit the exercise by the Indenture Trustee of any right or remedy permitted under this Indenture in the event of the Issuer's failure to pay any sums due the Indenture Trustee pursuant to this Section 5.04.

         (b) The obligations of the Issuer set forth in Section 5.04(a) are nonrecourse obligations solely of the Issuer and will be payable only from the Trust Estate in accordance with Section 2.10(c). The Indenture Trustee hereby agrees that it has no rights or claims against the Issuer directly and shall only look to the Trust Estate to satisfy the Issuer's obligations under Section 5.04(a). The Indenture Trustee also hereby agrees not to file or join in filing any petition in bankruptcy or commence any similar proceeding in respect of the Issuer.

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
         Section 5.05.     Corporate Indenture Trustee Required; Eligibility.

         The Issuer hereby agrees, for the benefit of the Noteholders, that there shall at all times be an Indenture Trustee hereunder which shall be a bank (within the meaning of Section 2(a)(5) of the 1940 Act) organized and doing business under the laws of the United States or any State thereof, authorized under such laws to exercise corporate trust powers, having aggregate capital, surplus and undivided profits of at least $100,000,000, and subject to supervision or examination by Federal or State authority, the long term debt of which is rated not lower than "A" by any Rating Agency. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital, surplus and undivided profits of such bank shall be deemed to be its combined capital, surplus and undivided profits as set forth in its most recent report of condition so published. The Indenture Trustee shall at all times meet the requirements of Section 26(a)(1) of the 1940 Act and shall in no event be an Affiliate of the Issuer or an Affiliate of any Person involved in the organization or operation of the Issuer or be directly or indirectly controlled by the Issuer. If at any time a Responsible Officer of the Indenture Trustee becomes aware that the Indenture Trustee has ceased to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 5.06.     Authorization of Indenture Trustee.

         The Indenture Trustee represents and warrants as to itself: that it is duly authorized under applicable Federal law and the law of the state of its organization, its charter and its by-laws to execute and deliver this Indenture, and to perform its obligations hereunder, including, without limitation, that it is duly authorized to accept the Grant to it for the benefit of the Noteholders of the Trust Estate and is authorized to authenticate the Notes, and that all corporate action necessary or required therefor has been duly and effectively taken or obtained and all federal and state governmental consents and approvals required with respect thereto have been obtained.

         Section 5.07. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation, bank, trust company or association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation, bank, trust company or association succeeding to all or substantially all the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation, bank, trust company or association shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 5.08.     Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until (i) the acceptance of appointment by the successor Indenture Trustee in accordance with the applicable

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
requirements of Section 5.09 and (ii) repayment to the predecessor Indenture Trustee of all unpaid fees and expenses.

         (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer and the Agent. If the respective instruments of acceptance by a successor Indenture Trustee required by Section 5.09 shall not have been delivered to each such party within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of their respective successors.

         (c) The Indenture Trustee may be removed at any time by the Majority Noteholders and notice of such action by the Noteholders shall be delivered to the Indenture Trustee and the Issuer.

         (d)      If at any time:

                  (i) the Indenture Trustee shall cease to be eligible under Section 5.05, or the representations of the Indenture Trustee in
         Section 5.06 shall prove to be untrue in any material respect, and the Indenture Trustee shall fail to resign after written request therefor by the Issuer or Noteholders of 10% of the aggregate Note Principal Balance of the Outstanding Notes; or

                  (ii) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer, by a Resolution, may remove the Indenture Trustee, or (ii) subject to Section 4.13, any Noteholder may, on its own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Indenture Trustee for any cause, the Issuer, by a Resolution, shall promptly remove the Indenture Trustee and appoint a successor Indenture Trustee who shall comply with the applicable requirements of Section 5.09. If, within 60 days after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee shall not have been appointed by the Issuer and shall not have accepted such appointment in accordance with the applicable requirements of Section 5.09, then a successor Indenture Trustee shall be appointed by the Majority Noteholders by notice delivered to the Issuer and the retiring Indenture Trustee, and the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 5.09, become the successor Indenture Trustee with respect to the Notes.

         If, within 120 days after such resignation, removal or incapacity, or the occurrence of such vacancy, no successor Indenture Trustee shall have been so appointed and accepted appointment in the manner required by Section 5.09, the resigning Indenture Trustee may, on its

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
own behalf and on behalf of all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         (f) The Issuer shall give notice of any resignation or removal of the Indenture Trustee and the appointment of a successor Indenture Trustee by giving notice of such event to the Noteholders. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         Section 5.09.     Acceptance of Appointment by Successor.

         In case of the appointment hereunder of a successor Indenture Trustee, the successor Indenture Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee; but, on the request of the Issuer or the successor Indenture Trustee such retiring Indenture Trustee shall, upon payment of each of its fees, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder, shall take such action as may be requested by the Manager on behalf of the Issuer to provide for the appropriate interest in the Trust Estate to be vested in such successor Indenture Trustee, but shall not be responsible for the recording of such documents and instruments as may be necessary to give effect to the foregoing.

         Upon request of any such successor Indenture Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts referred to in this Section.

         No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

         Section 5.10.     Unclaimed Funds.

         The Indenture Trustee is required to hold any payments received by it with respect to the Notes that are not paid to the Noteholders in trust for the Noteholders. Notwithstanding the foregoing, at the expiration of two years following the Final Payment Date for the Notes, any monies set aside in accordance with Section 2.10(b) for payment of principal, interest and other amounts on such Notes remain unclaimed by any lawful owner thereof, such unclaimed funds and, to the extent required by applicable law, any accrued interest thereon shall be remitted to the Issuer to be held in trust by the Issuer for the benefit of the applicable Noteholder until distributed in accordance with applicable law, and all liability of the Indenture Trustee with respect to such money shall thereupon cease; provided, that the Indenture Trustee, before being required to make any such repayment, may, at the expense of the applicable Noteholder, payable out of such unclaimed funds, to the extent permitted by applicable law, and otherwise at the expense of the Issuer, cause to be published at least once but not more than three times in two newspapers in the English language customarily published on each Business Day and of general

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
circulation, in New York, New York, a notice to the effect that such monies remain unclaimed and have not been applied for the purpose for which they were deposited, and that after a date specified therein, which shall be not less than 30 days after the date of first publication of said notice, any unclaimed balance of such monies then remaining in the hands of the Indenture Trustee will be paid to the Issuer upon its written directions to be held in trust for the benefit of the applicable Noteholder until distributed in accordance with applicable law. Any successor to the Issuer through merger, consolidation or otherwise or any recipient of substantially all the assets of the Issuer in a liquidation of the Issuer shall remain liable for the amount of any unclaimed balance paid to the Issuer pursuant to this Section 5.10.

         Section 5.11.     Illegal Acts.

         No provision of this Indenture or any amendment or supplement hereto shall be deemed to impose any duty or obligation on the Indenture Trustee to do any act in the performance of its duties hereunder or to exercise any right, power, duty or obligation conferred or imposed on it, which under any present or future law shall be unlawful, or which shall be beyond the corporate powers, authorization or qualification of the Indenture Trustee.

         Section 5.12.     Communications by the Indenture Trustee.

         The Indenture Trustee shall send to the Issuer, within one Business Day after the Maturity Date thereof, if any principal of or interest on such Notes due and payable hereunder is not paid, a written demand for payment thereof.

         Section 5.13.     Separate Indenture Trustees and Co-Trustees.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting legal requirements applicable to it in the performance of its duties hereunder, the Indenture Trustee shall have the power to, and shall execute and deliver all instruments to, appoint one or more Persons to act as separate trustees or co-trustees hereunder, jointly with the Indenture Trustee, of any of the Trust Estate subject to this Indenture, and any such Persons shall be such separate trustee or co-trustee, with such powers and duties consistent with this Indenture as shall be specified in the instrument appointing such Person but without thereby releasing the Indenture Trustee from any of its duties hereunder. If the Indenture Trustee shall request the Issuer to do so, the Issuer shall join with the Indenture Trustee in the execution of such instrument, but the Indenture Trustee shall have the power to make such appointment without making such request. A separate trustee or co-trustee appointed pursuant to this Section 5.13 need not meet the eligibility requirements of Section 5.05.

         (b) Every separate trustee and co-trustee shall, to the extent not prohibited by law, be subject to the following terms and conditions:

                  (i) the rights, powers, duties and obligations conferred or imposed upon such separate or co-trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate or co-trustee jointly, as shall be provided in the appointing instrument, except to the extent that under any law of any jurisdiction in which any particular act is to be performed any nonresident trustee shall be incompetent

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
         or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee;

                  (ii) all powers, duties, obligations and rights conferred upon the Indenture Trustee, in respect of the custody of all cash deposited hereunder shall be exercised solely by the Indenture Trustee; and

                  (iii) the Indenture Trustee may at any time by written instrument accept the resignation of or remove any such separate trustee or co-trustee, and, upon the request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal, but the Indenture Trustee shall have the power to accept such resignation or to make such removal without making such request. A successor to a separate trustee or co-trustee so resigning or removed may be appointed in the manner otherwise provided herein.

         (c) Such separate trustee or co-trustee, upon acceptance of such trust, shall be vested with the estates or property specified in such instrument, jointly with the Indenture Trustee, and the Indenture Trustee shall take such action as may be necessary to provide for (i) the appropriate interest in the Trust Estate to be vested in such separate trustee or co-trustee, (ii) the execution and delivery of any transfer documentation or note powers that may be necessary to give effect to transfer of the Receivables to the co-trustee. Any separate trustee or co-trustee may, at any time, by written instrument, constitute the Indenture Trustee its agent or attorney in fact with full power and authority, to the extent permitted by law, to do all acts and things and exercise all discretion authorized or permitted by it, for and on behalf of it and in its name. If any separate trustee or co-trustee shall be dissolved, become incapable of acting, resign, be removed or die, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a successor to said separate trustee or co-trustee, until the appointment of a successor to said separate trustee or co-trustee is necessary as provided in this Indenture.

         (d) Any notice, request or other writing, by or on behalf of any Noteholder, delivered to the Indenture Trustee shall be deemed to have been delivered to all separate trustees and co-trustees.

         (e) Although co-trustees may be jointly liable, no co-trustee or separate trustee shall be severally liable by reason of any act or omission of the Indenture Trustee or any other such trustee hereunder.

                                   ARTICLE VI

                             REPORTS TO NOTEHOLDERS

         Section 6.01.     Reports to Noteholders and Others.

         (a) On each Payment Date, the Indenture Trustee shall upon receipt from the REMIC Servicer make the Monthly REMIC Servicer Report and the Payment Date Report available each

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
month to the Agent and each Noteholder (the "Interested Parties") via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at http://www.JPMorgan.com/absmbs which may be accessed by Interested Parties with the use of an assigned password. The Indenture Trustee shall provide reasonable assistance in using the website to users that call the Indenture Trustee's customer service desk at 212-623-5600. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating the need for assistance.

         (b) Within a reasonable period of time after the end of each calendar year, upon request unless required pursuant to the Code, (but in no event more than 60 days following the end of such calendar year), the Indenture Trustee shall prepare, or cause to be prepared, and mail to each Person who at any time during the calendar year was a Noteholder (i) a statement containing the aggregate amount of principal and interest payments on the Notes for such calendar year or applicable portion thereof during which such person was a Noteholder and (ii) such other customary information as the Indenture Trustee deems necessary or desirable for Noteholders to prepare their federal, state and local income tax returns. The obligations of the Indenture Trustee in the immediately preceding sentence shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code. As soon as practicable following the request of any Noteholder in writing, the Indenture Trustee shall furnish to such Noteholder such information regarding the Receivables as such holder may reasonably request.

         Section 6.02.     REMIC Servicer Reports.

         (a) By no later than the third Business Day before each Payment Date, the REMIC Servicer shall deliver to the Issuer, the Indenture Trustee, the Agent and the Verification Agent a report in the form of Exhibit B hereto (the "Monthly REMIC Servicer Report") (in electronic form) listing (A) the aggregate Receivables Balance for each REMIC Trust as of the close of business on the last Business Day of the Collection Period preceding such Payment Date and listing the balance of all P&I Advances the rights to reimbursement for which are not included in the Aggregate Receivables (summarized in each case by REMIC Trust),
(B) the aggregate Receivables Balance for each REMIC Trust as of the beginning of the preceding Collection Period (summarized in each case by REMIC Trust), (C) a reconciliation (by REMIC Trust) of the amounts set forth in clauses (A) and
(B) above showing, in the aggregate, P&I Advances made and recoveries thereof during the preceding Collection Period and separately identifying Successor Proceeds, Tranche A Lender Proceeds and Net Proceeds, (D) a trial balance listing all Assets included in the Loan-Level REMIC Trusts and listing all P&I Advances outstanding with respect to such Assets as of the end of the related Collection Period and identifying each Loan-Level Advance by the related loan numbers and (E) setting forth such additional information as may be reasonably requested by the Indenture Trustee, the Agent or the Verification Agent from time to time.

         (b) In addition, no later than the third Business Day before each Payment Date, the REMIC Servicer shall deliver to the Issuer, the Indenture Trustee, the Verification Agent and the Agent a report in substantially the form of Exhibit D hereto (the "Payment Date Report") reporting (i) the amount of the Available Amount that will be transferred into the Note Payment

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
Account on such Payment Date, the amount on deposit in the Reserve Account, and, if applicable, the amount the Indenture Trustee is to withdraw from the Reserve Account and deposit into the Note Payment Account on such Payment Date, and (ii) the amount of each payment required to be made by the Indenture Trustee pursuant to Section 2.10(c) on such Payment Date. Without limiting the generality of the foregoing, the Payment Date Report shall specify the Indenture Trustee Fee, the Interest Distributable Amount for the Notes, any Interest Carryover Shortfall, the Required Reserve Amount, the Reserve Fund Reimbursement Amount, the aggregate payments in respect of principal of the Notes (for Payment Dates occurring after the end of the Funding Period), and the unpaid Note Principal Balance (before and after giving effect to any payments in respect of principal of the Notes). The Payment Date Report shall also report on Reimbursement Account activity during the preceding Collection Period, by reporting (1) the amount on deposit in the Reimbursement Account at the beginning of such Collection Period, (2) the amount of all Net Proceeds deposited into the Reimbursement Account during the Collection Period, (3) the aggregate amount of Repurchase Prices deposited into the Reimbursement Account during the Collection Period, (4) the aggregate amount of deposits into the Reimbursement Account from the Note Payment Account in respect of the Payment Date occurring during the Collection Period, (5) the daily total of all payments made in respect of Excess Amounts and all Cash Purchase Prices paid in respect of Additional Receivables on each Funding Date during the related Collection Period on which any such payment was made, and (6) the amount transferred from the Reimbursement Account to the Note Payment Account in respect of the Payment Date that occurred during such preceding Collection Period. The Payment Date Report shall also state any other information necessary for the Indenture Trustee to make the payments required by Section 2.10 on such Payment Date and all information necessary for the Indenture Trustee to send statements to Noteholders pursuant to Section 6.01(a). Each Payment Date Report shall also (A) state the aggregate Collateral Value as of the end of the preceding Collection Period, the amount on deposit in the Reimbursement Account and the Note Payment Account as of the end of the preceding Collection Period, (B) demonstrate that the Collateral Coverage Requirement was met at such time, and (C) list each Event of Default and REMIC Termination Event for each REMIC Trust and present a yes or no answer beside each indicating whether each possible Event of Default and REMIC Termination Event has occurred as of the end of the preceding Collection Period.

         (c) By no later than 11:00 AM Eastern time on each Funding Date, the REMIC Servicer shall deliver to the Issuer, the Indenture Trustee, the Verification Agent and the Agent a report in substantially the form of Exhibit F hereto (each, a "Funding Date Report") (A) listing all Receivables as of the close of business on such Funding Date (summarized in each case by REMIC Trust), and including the aggregate Receivables Balance of Receivables attributable to both the Pool-Level Advances and the Loan-Level Advances for each REMIC Trust at such date (summarized in each case by REMIC Trust) and including a trial balance listing all Assets in the Loan-Level REMIC Trusts and identifying each Loan-Level Advance by loan number, (B) stating the aggregate amount of the Cash Purchase Price to be paid on the Funding Date, (C) stating the aggregate Excess Amount to be paid on the Funding Date, (D) containing a statement as to whether all Funding Conditions have been satisfied, and (E) containing a computation demonstrating that on such Funding Date, the Collateral Coverage Requirement will be satisfied after the payment of the Cash Purchase Price with respect to any Additional Receivables to be sold and contributed on such Funding Date and any Excess Amounts paid to the Issuer on such Funding Date.

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
         (d) Notwithstanding anything contained herein to the contrary, none of the Verification Agent (except as described in the Verification Agent Letter), the Indenture Trustee nor the Agent shall have any obligation to verify or recalculate any information provided to them by the REMIC Servicer.

         Section 6.03.     Access to Certain Information.

         (a) The Indenture Trustee shall afford to the Issuer, the Agent, the REMIC Servicer, the REMIC Sub-Servicer, the Seller and any Holder or Holders of Notes, and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Noteholder, access to any documentation regarding the Receivables within its control that may be required to be provided by this Indenture or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Indenture Trustee designated by it.

         (b) The Indenture Trustee shall maintain at its office primarily responsible for administration of the Trust Estate and shall deliver to the Issuer, the REMIC Servicer, the REMIC Sub-Servicer, the Seller, the Agent and any Noteholder or Person identified to the Indenture Trustee as a prospective transferee of a Note or an interest therein (at the reasonable request and expense of the requesting party), copies of the following items (to the extent that such items have been delivered to the Indenture Trustee or the Indenture Trustee can cause such items to be delivered to it without unreasonable burden or expense): (i) this Indenture, the Receivables Purchase Agreement and any amendments hereto or thereto; (ii) all reports prepared by, and all reports delivered to, the Indenture Trustee or the REMIC Servicer or the REMIC Sub-Servicer since the Closing Date; (iii) all Officer's Certificates delivered by the REMIC Servicer or the REMIC Sub-Servicer since the Closing Date and all Officer's Certificates delivered by the Issuer since the Closing Date pursuant to Section 9.07 of this Indenture; (iv) all accountants' reports caused to be delivered by the REMIC Servicer or REMIC Sub-Servicer since the Closing Date; and (v) each of the Receivables Files. The Indenture Trustee shall make available copies of any and all of the foregoing items upon request of any party set forth in the previous sentence. However, the Indenture Trustee shall be permitted to require of such party the payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies as are requested by such party.

                                  ARTICLE VII

               FUNDING ACCOUNT; PURCHASE OF ADDITIONAL RECEIVABLES

         Section 7.01.     Funding Account.

         On each Funding Date, the Indenture Trustee shall deposit or cause to be deposited into the Funding Account: (i) the amount of any Additional Note Balances purchased by the Tranche B Lenders pursuant to the Note Purchase Agreement on such Funding Date (to the extent that the Excess Amount is insufficient to pay the Cash Purchase Price with respect to the Additional Receivables to be acquired by the Issuer on such Funding Date); and (ii) the Excess Amount, if any, on deposit in the Reimbursement Account to the extent required to fund the Cash Purchase Price of the Additional Receivables on such Funding Date. On each Funding Date, the REMIC

Servicer shall deposit or cause to be deposited into the Funding Account the Seller Contribution with respect to the Additional Receivables to be acquired by the Issuer on such Funding Date. On each Funding Date, subject to satisfaction of the Funding Conditions and the other requirements of Section 7.02, the Indenture Trustee shall withdraw from the Funding Account and pay to the appropriate REMIC Trustee with respect to each REMIC Trust the aggregate amount of the P&I Advances (other than Extension P&I Advances) payable to such REMIC Trustee on such Funding Date in accordance with the instructions of the REMIC Servicer set forth in the related Funding Date Report. Such payment by the Indenture Trustee to the REMIC Trustees shall constitute payment of the Purchase Price for the Aggregate Receivables consisting of such P&I Advances made on behalf of the REMIC Servicer and shall not be deemed to be the making of P&I Advances by the Issuer or the Indenture Trustee. The Issuer acknowledges that it does not have any ownership of the Funding Account.

         Section 7.02.     Purchase of Additional Receivables.

         Two Business Days prior to each Funding Date, the Issuer shall provide (or cause to be provided) to the Indenture Trustee and the Agent an estimate of the Receivables Balance of the Additional Receivables to be conveyed by the Seller to the Issuer on such Funding Date and the amount of Additional Note Balance, if any, to be purchased by the Tranche B Lenders on such Funding Date. On each Funding Date, the Seller shall deliver a Funding Date Report to the Indenture Trustee and the Agent and convey to the Issuer the related Additional Receivables. Delivery of the Funding Date Report by the Seller shall be deemed to constitute certification by the Seller that the Funding Conditions set forth in clauses (ii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xii), (xiii) and
(xiv) have been satisfied. Upon receipt of the Funding Date Report by the Indenture Trustee and confirmation by the Indenture Trustee that the Funding Conditions set forth in clauses (i) (as to the Indenture Trustee's receipt),
(iii), (iv) (based on the Funding Date Report), (ix) (based on the Funding Date Report), (x), (xi) and (xii) of this Section 7.02 have been satisfied on or prior to such Funding Date (with respect to conditions (iii) and (xii), that the Indenture Trustee has not received notice from the Agent or any Noteholder that such condition has not been satisfied), the Indenture Trustee shall apply funds on deposit in the Funding Account in the manner specified in Section 7.01 with respect to such Additional Receivables, provided that the Indenture Trustee shall not fund the Cash Purchase Price of the Additional Receivables if it receives notice from the Issuer or the Agent that any of the Funding Conditions have not been satisfied. Notwithstanding the failure of the Indenture Trustee to fund the purchase of Additional Receivables, due to the failure of any of the Funding Conditions or otherwise, the Seller shall convey such Additional Receivables to the Issuer on each Funding Date in accordance with the Receivables Purchase Agreement. In the event that the Indenture Trustee determines that any of the Funding Conditions set forth conditions in clauses
(i), (iii), (iv), (ix), (x), (xi) and (xii) of this Section 7.02 have not been satisfied on or prior to such Funding Date, the Indenture Trustee shall promptly notify the Seller and the Agent.

         The funding by the Indenture Trustee of the Cash Purchase Price with respect to any Additional Receivable shall be subject to the satisfaction on the related Funding Date of the following conditions precedent (the "Funding Conditions"):

                  (i) the Issuer shall have delivered (or caused to be delivered) to the Indenture Trustee and the Agent the related Funding Date Report;

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                  (ii)     as of such Funding Date, neither the Seller nor the
         Issuer shall (A) be insolvent, (B) be made insolvent by the transfer of the related Receivables or (C) have reason to believe that its insolvency is imminent;

                  (iii)    the Funding Period shall not have terminated;

                  (iv) as of such Funding Date (after giving effect to the transfer of the related Receivables on such Funding Date), the Collateral Coverage Requirement shall be satisfied;

                  (v) each of the representations and warranties made by the Seller under the Receivables Purchase Agreement with respect to the Receivables shall be true and correct in all material respects as of such Funding Date (or, as of the date of conveyance of the related Receivables with respect to the representations and warranties set forth in Sections 5.01(s)(iv), (v), (x) and (xi) of the Receivables Purchase Agreement) with the same effect as if then made and each of the Seller and the Issuer shall have performed all obligations to be performed by it under the Transaction Documents on or prior to such Funding Date;

                  (vi) the Seller or the Issuer shall have taken any action requested by the Indenture Trustee or the Noteholders required to maintain the ownership interest of the Issuer and the first priority lien of the Indenture Trustee in the Trust Estate;

                  (vii) all conditions precedent to the transfer of the related Receivables pursuant to the Receivables Purchase Agreement shall have been fulfilled as of such Funding Date;

                  (viii) if any Additional Note Balance is being purchased in respect of such Funding Date, all conditions precedent to the Tranche B Lenders' purchase of Additional Note Principal Balance pursuant to the Note Purchase Agreement shall have been fulfilled as of such Funding Date;

                  (ix) the Seller shall have deposited the full amount of the related Seller Contribution into the Funding Account with respect to such Additional Receivable;

                  (x) an amount equal to not less than the Expense Reserve is on deposit in the Reimbursement Account (after taking into account the purchase of such Additional Receivable);

                  (xi) the Note Principal Balance is equal to or less than $75,000,000, after taking into account the purchase of such Additional Receivable;

                  (xii)    a Funding Interruption Event shall not have occurred;

                  (xiii) the Additional Receivable does not relate to a REMIC Trust for which a REMIC Termination Event has occurred and such event has not been waived by the Majority Noteholders; and

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                  (xiv)    no action has been taken or omitted to have been
         taken that would impair the lien or rights of the Indenture Trustee.

         Section 7.03.     REMIC Conversions.

         Subject to the conditions set forth in the following sentence, in the event that the Seller is able to amend the REMIC Pooling Agreements related to any of the Loan-Level REMIC Trusts in order to provide for the reimbursement of P&I Advances from all collections on the related Assets, Schedule 1 hereto shall be amended to delete such REMIC Trusts as Loan-Level REMIC Trusts and Schedule 2 hereto shall be amended to add such REMIC Trusts, in each case effective with respect to P&I Advances subject to such amendment to the REMIC Pooling Agreements and as of the effective date of such amendment to the REMIC Pooling Agreements. Any amendment of Schedules 1 and 2 shall be subject to the receipt by the Agent of (i) fully executed amendments to the related REMIC Pooling Agreements (or a valid and binding order of the United States Bankruptcy Court for the District of Delaware that amends such REMIC Pooling Agreements); (ii) opinions of counsel to the Seller in form and substance acceptable to the Agent to the effect that, among other things, such amendments (or order) are valid and enforceable in accordance with their terms, do not violate the terms of the REMIC Pooling Agreements and are effective to amend the related REMIC Pooling Agreements to provide for the reimbursement of P&I Advances from all collections on the related Assets; and (iii) any other documents, certificates or agreements reasonably required by the Agent in connection with such amendment.

                                  ARTICLE VIII

                       SUPPLEMENTAL INDENTURES; AMENDMENTS

         Section 8.01. Supplemental Indentures or Amendments Without Consent of Noteholders.

         Without the consent of the Noteholders but with the consent of the Agent and Oakwood Servicing (for so long as it holds any LLC Interests), the Issuer and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, or one or more amendments hereto or to the Notes or the Receivables Purchase Agreement, for any of the following purposes:

                  (1) to convey, transfer, assign, mortgage or pledge any property to the Indenture Trustee;

                  (2) to correct any manifestly incorrect description, or amplify the description, of any property subject to the lien of this Indenture;

                  (3) to modify the Indenture or the Receivables Purchase Agreement as required by, or made necessary by any change in, applicable law;

                  (4) to evidence and provide for the acceptance of appointment by a successor Indenture Trustee, REMIC Servicer or REMIC Sub-Servicer; or

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                  (5)      to correct any mistake or typographical error or cure
         any ambiguity, or to cure, correct or supplement any defective or inconsistent provision herein or in the Notes or the Receivables Purchase Agreement.

         No such supplemental indenture or amendment shall be effective unless
(i) the Issuer obtains a Tax Opinion and obtains an Opinion of Counsel to the effect that such supplemental indenture or amendment would not cause the Notes to be characterized other than as indebtedness for federal income tax purposes or cause the Notes to be deemed to have been exchanged for a new debt instrument pursuant to Treasury Regulation Section. 1.1001-3, and furnishes each such Opinion of Counsel to the Indenture Trustee in connection therewith, and (ii) with respect to the clauses (1) and (3) above, the party requesting such supplemental indenture or amendment furnishes to the Indenture Trustee and the Issuer an Opinion of Counsel that, such action will not adversely affect the interests of Noteholders under this Indenture in any material way.

         Section 8.02.     Supplemental Indentures With Consent of Noteholders.

         With the consent of the Noteholders of not less than 66 2/3% in aggregate Note Principal Balance of the Outstanding Notes materially affected thereby and Oakwood Servicing (for so long as it holds any LLC Interests), the Issuer and the Indenture Trustee may enter into one or more indentures supplemental hereto, or one or more amendments hereto or to the Notes or the Receivables Purchase Agreement, for the purpose of adding any provisions hereto or thereto, changing in any manner or eliminating any of the provisions hereof or thereof or modifying in any manner the rights of the Noteholders hereunder or thereunder; provided that no such supplemental indenture or amendment shall be effective unless the Issuer obtains a Tax Opinion and obtains an Opinion of Counsel to the effect that such supplemental indenture or amendment would not cause the Notes to be characterized other than as indebtedness for federal income tax purposes or cause the Notes to be deemed to have been exchanged for a new debt instrument pursuant to Treasury Regulation Section. 1.1001-3 and, furnishes each such Opinion of Counsel to the Indenture Trustee in connection therewith; and provided, further, that no such supplemental indenture or amendment shall, without the consent of the Noteholders of 100% in aggregate Note Principal Balance of the Outstanding Notes affected thereby,

                  (1) change the Maturity Date or the Payment Date of any principal, interest or other amount on any Note, or reduce the Note Principal Balance thereof or the Floating Rate thereon, or authorize the Indenture Trustee to agree to delay the timing of, or reduce the payments to be made on or in respect of, the Receivables except as provided herein or in the Receivables Purchase Agreement, or change the coin or currency in which the principal of any Note or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity Date thereof;

                  (2) reduce the percentage of the then aggregate Note Principal Balance of the Outstanding Notes, the consent of whose Noteholders is required for any such supplemental indenture or amendment, or the consent of whose Noteholders is required for any waiver of defaults hereunder and their consequences provided for in this Indenture, or for any other reason under this Indenture (including for actions taken by the Indenture Trustee pursuant to Section 5.01(a) hereof);

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                  (3)      change any obligation of the Issuer to maintain
         an office or agency in the places and for the purposes specified in
         Section 9.01;

                  (4) except as otherwise expressly provided in this Indenture, deprive any Noteholder of the benefit of a first priority security interest in the Trust Estate as provided in this Indenture;

                  (5)      modify Section 2.10; or

                  (6) release from the lien of the Indenture (except as specifically permitted hereby on the date of execution hereof) all or any part of the Trust Estate.

         It shall not be necessary for the consent of the Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 8.03.     Delivery of Supplements and Amendments.

         Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture or amendment pursuant to the provisions hereof, the Indenture Trustee, at the expense of the Issuer payable out of the Trust Estate pursuant to Section 5.04, shall furnish a notice setting forth in general terms the substance of such supplemental indenture or amendment to each Noteholder at the address for such Noteholder set forth in the Note Register.

         Section 8.04.     Execution of Supplemental Indentures, etc.

         In executing, or accepting the additional trusts created by, any supplemental indenture or amendment permitted by this Article or in accepting the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, at the Issuer's expense payable out of the Trust Estate pursuant to Section 5.04, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture, amendment or modification is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture or amendment or consent to any such modification which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

                                   ARTICLE IX

                              COVENANTS; WARRANTIES

         Section 9.01.     Maintenance of Office or Agency.

         The Issuer shall maintain or cause to be maintained an office or agency in the continental United States where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer shall give prompt written notice to the Indenture Trustee and the Noteholders of the location, and any change in the location, of such office or agency.

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         The Issuer may also from time to time designate one or more other offices or agencies outside the United States where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth in the preceding paragraph. The Issuer shall give prompt written notice to the Indenture Trustee, Noteholders of any such designation or rescission and of any change in the location of such office or agency.

         Section 9.02.     Existence.

         Subject to Section 9.08, the Issuer will keep in full effect its existence, rights and franchises under the laws of its jurisdiction of organization, and the existence, rights and franchises (if any) of the Issuer under the laws of its jurisdiction of organization.

         Section 9.03.     Payment of Taxes and Other Claims.

         The Issuer shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Issuer or upon the income, profits or property of the Issuer, or shown to be due on the tax returns filed by the Issuer, except any such taxes, assessments, governmental charges or claims which the Issuer is in good faith contesting in appropriate proceedings and with respect to which reserves are established if required in accordance with GAAP, provided, that such failure to pay or discharge will not cause a forfeiture of, or a lien to encumber, any property included in the Trust Estate. The Indenture Trustee is authorized to pay out of the Note Payment Account, prior to making payments on the Notes, any such taxes, assessments, governmental charges or claims which, if not paid, would cause a forfeiture of, or a lien to encumber, any property included in the Trust Estate.

         Section 9.04.     Validity of the Notes; Title to the Trust Estate;
Lien.

         (a) The Issuer represents and warrants that the Issuer is duly authorized under applicable law to create and issue the Notes, to execute and deliver this Indenture, the other documents referred to herein to which it is a party and all instruments included in the Trust Estate which it has executed and delivered, and that all corporate action and governmental consents, authorizations and approvals necessary or required therefor have been duly and effectively taken or obtained. The Notes, when issued, will be, and this Indenture and such other documents are, valid and legally binding obligations of the Issuer enforceable in accordance with their terms.

         (b) The Issuer represents and warrants that, immediately prior to its Grant of the Trust Estate provided for herein, it had good title to, and was the sole owner of, each Receivable, free and clear of any pledge, lien, encumbrance or security interest.

         (c) The Issuer represents and warrants that, upon the issuance of the Notes, the Indenture Trustee has a valid and enforceable first priority security interest in the Trust Estate, subject only to exceptions permitted hereby.

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         (d)      The Issuer represents and warrants that the Indenture is not required to be qualified under the 1939 Act and that the Issuer is not required to be registered as an "investment company" under the 1940 Act.

         Section 9.05.     Protection of Trust Estate.

         The Issuer and, to the extent directed by the Issuer or the Majority Noteholders, the Indenture Trustee shall execute and deliver all such amendments and supplements hereto (subject to Sections 8.01 and 8.02) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

         (a) Grant more effectively all or any portion of the Trust Estate securing the Notes;

         (b) maintain or preserve the lien (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

         (c) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

         (d)      enforce any of the Receivables included in the Trust Estate;
or

         (e) preserve and defend title to the Trust Estate securing the Notes and the rights of the Indenture Trustee, and of the Noteholders, in the Trust Estate against the claims of all Persons and parties.

         The Issuer hereby designates the Indenture Trustee, its agent and attorney-in-fact, to execute any financing statement, continuation statement or other instrument required pursuant to this Section 9.05; provided that, subject to and consistent with Section 5.01, the Indenture Trustee will not be obligated to prepare or file any such statements or instruments.

         Section 9.06.     Nonconsolidation.

         The Issuer shall at all times:

         (a) maintain separate corporate records and books of account from any other person or entity;

         (b) maintain separate bank accounts from any other person or entity;

         (c) maintain its assets in its own name and not commingle its assets with those of any other person or entity;

         (d)      conduct its own business in its own name;

         (e) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other person or entity and not have its assets listed on the financial statements of any other person or entity (other than as required with respect to consolidated

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financial statements prepared in accordance with generally accepted accounting principles, and with respect to any consolidated or combined financial statements having appropriate footnotes indicating that the Issuer is a separate legal entity);

         (f) pay its own liabilities and expenses only out of its own funds;

         (g)      observe all corporate and other organizational formalities;

         (h) maintain an arm's length relationship with each of its Affiliates;

         (i) pay the salaries of its employees, if any, out of its own funds;

         (j) maintain a sufficient number of employees or engage independent agents, in each case to the extent reasonably required in light of its contemplated business operations;

         (k) not guarantee, become obligated or pay for the debts of any other entity or person (other than pursuant to the Tranche A Guaranty);

         (l) not hold out its credit as being available to satisfy the obligations of any other person or entity (other than pursuant to the Tranche A Guaranty);

         (m) not pledge its assets for the benefit of any other party (except the pledges set forth in this Indenture);

         (n)      hold itself out as a separate entity;

         (o) correct any known misunderstanding regarding its separate identity; and

         (p) maintain adequate capital in light of its contemplated business operations.

         Section 9.07.     Negative Covenants.

         The Issuer shall not:

         (a) sell, transfer, exchange or otherwise dispose of any of the Collateral, except as expressly permitted by this Indenture;

         (b) dissolve or liquidate in whole or in part, except as provided in Section 9.08;

         (c) engage, directly or indirectly, in any business other than that arising out of the issue of the Notes, and the actions contemplated or required to be performed under this Indenture or the Receivables Purchase Agreement;

         (d) incur, create or assume any indebtedness for borrowed money other than the Notes;

         (e) make or permit to remain outstanding, any loan or advance to, or own or acquire any stock or securities of, any Person other than the Receivables and any other instruments

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constituting part of the Trust Estate, it being understood that the Issuer's purchase of Receivables does not constitute lending, making advances or acquiring stock; or

         (f) voluntarily file a petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding.

         Section 9.08.     Reserved.

         Section 9.09.     Issuer may Consolidate, Etc., only on Certain Terms.

         (a) The Issuer shall not consolidate or merge with or into any other Person or convey or transfer the Trust Estate to any Person without the consent of Noteholders with an aggregate Note Principal Balance of not less than 66 2/3% of the aggregate Note Principal Balance of the Outstanding Notes and unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or that acquires by conveyance or transfer the Trust Estate (the "Successor Person"), shall be a Person organized and existing under the laws of the United States of America or any State and shall have expressly assumed, executed and delivered to the Indenture Trustee, the obligation (to the same extent as the Issuer was so obligated) to make payments of principal, interest and other amounts on all of the Notes and pay all amounts owned by the Issuer under this Indenture, and the obligation to perform every covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no default or Event of Default shall have occurred and be continuing;

                  (iii) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer comply with and satisfy all conditions precedent relating to the transactions set forth in this Section 9.08;

                  (iv) the Successor Person shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that, with respect to a Successor Person that is a corporation, limited liability company, partnership or trust, such Successor Person shall be duly organized, validly existing and in good standing in the jurisdiction in which such Successor Person is organized; that the Successor Person has sufficient power and authority to assume the obligations set forth in clause (i) above and to execute and deliver an indenture supplemental hereto for the purpose of assuming such obligation; that the Successor Person has duly authorized the execution, delivery and performance of an indenture supplemental hereto for the purpose of assuming such obligations; and that such supplemental indenture is a valid, legal and binding obligation of the Successor Person, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, insolvency and other laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); and that, immediately following the event which causes the Successor Person to become the Successor Person,

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         (A) the Successor Person has good and marketable title, free and clear of any lien, security interest or charge other than the lien and security interest of this Indenture and any other lien permitted hereby, to the Collateral and (B) the Indenture Trustee continues to have a perfected first priority security interest in the Collateral.

         (b) Upon any consolidation or merger, or any conveyance or transfer of the Trust Estate securing the Notes, the Successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Successor Person had been named as the Issuer herein. In the event of any such conveyance or transfer of the Trust Estate permitted by this Section 9.08, the Person named as the "Issuer" in the first paragraph of this Indenture, or any successor that shall theretofore have become such in the manner prescribed in this Article and that has thereafter effected such a conveyance or transfer, may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all of the then Outstanding Notes and from its obligations under this Indenture.

         Section 9.10.     Purchase of Notes.

         The Issuer may reacquire Notes, in its discretion, by open market purchases in privately negotiated transactions or otherwise.

         Section 9.11.     Indemnification.

                  (a) Without limiting any other rights that an Indemnified Party may have hereunder or under applicable law, the Issuer hereby agrees to indemnify each Indemnified Party (as defined below) from and against any and all Indemnified Amounts (as defined below), excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party. To the extent that the foregoing undertaking to indemnify the Indemnified Parties may be unenforceable because it is violative of any law or public policy, the Issuer nevertheless shall pay such amounts as may be permitted under applicable law to satisfy its indemnification obligations hereunder to the fullest extent permissible under applicable law.

Without limiting or being limited by the foregoing, the Issuer shall pay in accordance with Section 2.10(c) to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

                           (i) a breach of any representation or warranty made by the Issuer under or in connection with this Indenture or any other Transaction Document; or

                           (ii) the failure by the Issuer to comply with any term, provision or covenant contained in this Indenture or any other Transaction Document, or any agreement executed by it in connection with this Indenture or any other Transaction Document; or

                           (iii) any information prepared by and furnished or to be furnished by any of the Issuer or the Seller or any of their Affiliates pursuant to

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                                    or in connection with the transactions
                                    contemplated hereby including, without
                                    limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the business, operations, financial condition of the Issuer, the Seller, any of their Affiliates or with respect to the Receivables, to the extent such information contains any untrue statement or alleged untrue statement of material fact.

                  (b) Any Indemnified Amounts subject to the indemnification provisions of this Section 9.10 shall be paid to the Indemnified Party within 20 Business Days following demand therefor; provided that, prior to an Event of Default, amounts payable under this Section 9.10 shall only be payable on Payment Dates pursuant to Section 2.10(c). "Indemnified Party" means any of the Indenture Trustee, the Securities Intermediary, the Agent and the Secured Parties and their officers, employees, directors, attorneys, consultants, agents and successors or assigns. "Indemnified Amounts" means any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and related reasonable costs and reasonable expenses of any nature whatsoever, including reasonable attorneys' fees and disbursements, imposed on, incurred by or asserted against an Indemnified Party with respect to this Indenture or any other Transaction Document.

                  (c) Promptly after an Indemnified Party shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which an indemnity may be claimed against the Issuer under this Section 9.10, the Indemnified Party shall notify the Issuer in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify the Issuer shall not relieve the Issuer from any liability which it may have hereunder or otherwise except to the extent that the Issuer is prejudiced by such failure so to notify the Issuer. The Issuer will be entitled, at its own expense, to participate in the defense of any such claim or action and to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, unless the defendants in any such action include both the Indemnified Party and the Issuer, and the Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, or one or more Indemnified Parties, and which in the reasonable opinion of such counsel are sufficient to create a conflict of interest for the same counsel to represent both the Issuer and such Indemnified Party; provided, however, that the Issuer shall not be responsible for the fees and expenses of more than one firm of attorneys for all Indemnified Parties related to the Issuer and the Secured Parties and one firm of attorneys for the Indenture Trustee. Each Indemnified Party shall cooperate with the Issuer in the defense of any such action or claim. The Issuer shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.

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         Section 9.12.     Advance Facility.

         The Parties hereto acknowledge and agree that the transactions under the Transaction Documents constitute an Advance Facility under the REMIC Pooling Agreements and that, with respect to each REMIC Trust, all P&I Advance Reimbursement Amounts shall be allocated to the Receivables created in connection with such REMIC Trust on a "first in, first out" ("FIFO") basis.

                                   ARTICLE X

                                      AGENT

         Section 10.01. Appointment. Each Noteholder (and each subsequent holder of any Note by its acceptance thereof) hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Indenture including: (i) to receive on behalf of each Noteholder any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder for the account of the Noteholders and paid to the Agent, and to distribute promptly to each Noteholder its Percentage Interest of all payments so received and (ii) to distribute to each Noteholder copies of all material notices (including any Purchase Request delivered in accordance with the Note Purchase Agreement) and agreements received by the Agent and not required to be delivered to each Noteholder pursuant to the terms of this Indenture, provided that the Agent shall not have any liability to the Noteholders for the Agent's inadvertent failure to distribute any such notices or agreements to the Noteholders and (iii) subject to Section 10.03 of this Indenture, to take such action as the Agent deems appropriate on its behalf to administer the Notes and the other Transaction Documents and to exercise such other powers delegated to the Agent by the terms hereof or the other Transaction Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Indenture and the other Transaction Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Noteholders, and such instructions of the Majority Noteholders shall be binding upon all Noteholders and all holders of Notes; provided, however, that the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Indenture or any other Transaction Document or applicable law.

         The Indenture Trustee hereby appoints the Agent to act as the Indenture Trustee's agent and bailee, to which notices and demands to or upon the Indenture Trustee may be delivered, and for the purpose of exercising all rights and remedies of the Indenture Trustee, pursuant to and in accordance with the Tranche A SPE Security Agreement, Tranche A SPE Pledge Agreement and the Tranche A SPE Receivables Contribution Agreement, and for the purpose of perfecting the Indenture Trustee's security interest in any collateral pledged to the Indenture Trustee by the Tranche A SPE pursuant to the Tranche A SPE Security Agreement, to the extent such perfection is accomplished by possession or control by the secured party.

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         Section 10.02. Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Indenture or in the other Transaction Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Indenture or any Transaction Document a fiduciary relationship in respect of any Noteholder. Nothing in this Indenture or any of the Transaction Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Indenture or any of the other Transaction Documents except as expressly set forth herein or therein. Each Noteholder shall make its own independent investigation of the financial condition and affairs of the Issuer in connection with the advancing Additional Note Balance pursuant to the Note Purchase Agreement and shall make its own appraisal of the creditworthiness of the Issuer and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Noteholder with any credit or other information with respect thereto, whether coming into its possession before the advance of the Initial Note Balance hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Noteholder, the Agent shall provide to such Noteholder any documents or reports delivered to the Agent by the Issuer pursuant to the terms of this Indenture or any other Transaction Document. If the Agent seeks the consent or approval of the Majority Noteholders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Noteholder. The Agent shall promptly notify each Noteholder any time that the Majority Noteholders have instructed the Agent to act or refrain from acting pursuant hereto.

         Section 10.03. Rights, Exculpation, Etc. The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it under or in connection with this Indenture or the other Transaction Documents. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to
Section 10.08 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Issuer), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Noteholder and shall not be responsible to any Noteholder for any statements, certificates, warranties or representations made in or in connection with this Indenture or the other Transaction Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Indenture or the other Transaction Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Noteholder for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Indenture or the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Indenture Trustee's Lien thereon, or any certificate prepared by the Issuer in connection therewith, nor shall the Agent be responsible or liable to the Noteholders for any failure to monitor or maintain any portion of the Collateral. The Agent shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 2.10, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any

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Noteholder to whom payment was due but not made, shall be to recover from other
Noteholders any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request instructions from the Noteholders with respect to any actions or approvals which by the terms of this Indenture or of any of the other Transaction Document the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the other Transaction Documents until it shall have received such instructions from the Majority Noteholders. Without limiting the foregoing, no Noteholder shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Indenture, the Notes or any of the other Transaction Documents in accordance with the instructions of the Majority Noteholders.

         Section 10.04. Reliance. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Indenture or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

         Section 10.05. Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Issuer, the Noteholders will reimburse and indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Indenture or any of the other Transaction Documents or any action taken or omitted by the Agent under this Indenture or any of the other Transaction Documents, in proportion to each Noteholder's Percentage Interest, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Noteholder shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such resulted from the Agent's gross negligence or willful misconduct. The obligations of the Noteholders under this Section 10.05 shall survive the payment in full of the Notes and the termination of this Indenture.

         Section 10.06. Agent Individually. With respect to its Percentage Interest of the Commitment under the Note Purchase Agreement, the advances made by it and the Notes issued to or held by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Noteholder or holder of a Note. The terms "Noteholders" or "Majority Noteholders" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Noteholder or one of the Majority Noteholders. The term "Agent" shall mean the Agent solely in its individual capacity as the Agent hereunder. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Issuer as if it were not acting as an Agent pursuant hereto without any duty to account to the Noteholders.

         Section 10.07.    Successor Agent.

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         (a)      The Agent may resign from the performance of all its functions and duties hereunder and under the other Transaction Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Issuer and each Noteholder. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

         (b) Upon any such notice of resignation, the Majority Noteholders shall appoint a successor Agent (or, in the event that the Agent's Percentage Interest is less than fifty-one percent, the Noteholders may appoint a successor Agent) who, in the absence of a continuing Event of Default, shall be reasonably satisfactory to the Issuer. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Indenture and the other Transaction Documents. After the Agent's resignation hereunder as the Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Indenture and the other Transaction Documents.

         (c) If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent shall then appoint a successor Agent who, if an Event of Default is not continuing, shall be reasonably satisfactory to the Issuer, who shall serve as Agent until such time, if any, as the Majority Noteholders appoint a successor Agent as provided above.

         Section 10.08.    Collateral Matters.

         (a) The Agent may from time to time, during the occurrence and continuance of an Event of Default, make such disbursements and advances ("Agent Advances") which the Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Issuer of the Notes and other Issuer Obligations or to pay any other amount chargeable to the Issuer pursuant to the terms of this Indenture, including, without limitation, costs, fees and expenses as described in Section 10.04. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall not constitute advances on the Notes but shall otherwise constitute Issuer Obligations hereunder. The Agent shall notify each Noteholder and the Issuer in writing of each Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to
Section 10.05, each Noteholder agrees that it shall make available to the Agent, upon the Agent's demand, in U.S. dollars in immediately available funds, the amount equal to such Noteholder's Percentage Interest of such Agent Advance. If such funds are not made available to the Agent by such Noteholder, the Agent shall be entitled to recover such funds on demand from such Noteholder, together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

         (b) The Agent shall have no obligation whatsoever to any Noteholders to assure that the Collateral exists or is owned by the Issuer or is cared for, protected or insured or has been encumbered or that the Lien granted to the Indenture Trustee pursuant to this Indenture has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any

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particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section
10.08 or in any of the other Transaction Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Noteholders and that the Agent shall have no duty or liability whatsoever to any other Noteholder.

                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.01.    Execution Counterparts.

         This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.02.    Compliance Certificates and Opinions, etc.

         Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         Section 11.03.    Form of Documents Delivered to Indenture Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or

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covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer, stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that any Person shall deliver any document as a condition of the granting of such application, or as evidence of such Person's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of such Person to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article V.

         Section 11.04.    Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section. With respect to authorization to be given or taken by Noteholders, the Indenture Trustee shall be authorized to follow the written directions or the vote of the Majority Noteholders, unless any greater or lesser percentage is required by the terms hereunder.

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         (b)      The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The Note Principal Balance and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, election, declaration, waiver or other act of any Noteholder shall bind every future Noteholder of the same Note and the Noteholder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 11.05.    Computation of Percentage of Noteholders.

         Whenever this Indenture states that any action may be taken by a specified percentage of the Noteholders, such statement shall mean that such action may be taken by the Noteholders of such specified percentage of the aggregate Note Principal Balance of the Outstanding Notes.

         Section 11.06. Notice to the Indenture Trustee, the Issuer and Certain Other Persons.

         Any communication provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by telecopier and confirmed in a writing delivered or mailed as aforesaid, to: (i) in the case of the Issuer, Oakwood Advance Receivables Company II, L.L.C., 101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109 or P.O. Box 50401, Henderson, Nevada, 89016, Attention:
Monte L. Miller, telecopy number: (702) 598-3651, telephone number: (702) 949-5503 and (ii) in the case of the Indenture Trustee, JPMorgan Chase Bank,
Attention: Corporate Trust Services--Oakwood Advance Receivables Company II, L.L.C., 4 New York Plaza, 6th Floor, New York, New York, 10004, facsimile number: (212) 623-5932, telephone number: (212) 623-5356, or as to each such Person, such other address or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

         Section 11.07. Notices to Noteholders; Notification Requirements and Waiver.

         Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given if in writing and delivered by courier or mailed by first-class mail, postage prepaid; to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is delivered or mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such

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waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular courier and mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Section 11.08.    Successors and Assigns.

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and permitted assigns, whether so expressed or not.

         Section 11.09.    Separability Clause.

         In case any provision of this Indenture or of the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the extent permitted by law, not in any way be affected or impaired thereby.

         Section 11.10.    Governing Law.

         (a) THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

         (b) Any action or proceeding against any of the parties hereto relating in any way to this Indenture or any Note or the Trust Estate may be brought and enforced in the courts of the State of New York sitting in the borough of Manhattan or of the United States District Court for the Southern District of New York and the Issuer irrevocably submits to the jurisdiction of each such court in respect of any such action or proceeding. The Issuer hereby waives, to the fullest extent permitted by law, any right to remove any such action or proceeding by reason of improper venue or inconvenient forum.

         Section 11.11.    Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.12.    Benefits of Indenture.

         Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders and any other party secured hereunder or named as a beneficiary of any provision hereof, any benefit or any legal or equitable right, remedy or claim under this Indenture.

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
         Section 11.13.    Recording of Indenture.

         If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by and at the expense of the Issuer upon written request of the Agent accompanied by an Opinion of Counsel (which may be rendered by counsel reasonably acceptable to the Agent and which shall be an expense of the Issuer) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 11.14.    Non-Recourse Obligation.

         Notwithstanding any other provision of this Indenture, the obligations of the Issuer under this Indenture and the Notes are limited recourse obligations of the Issuer, payable solely from the Collateral in accordance with the terms of this Indenture.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under this Indenture (other than with respect to Permitted Investments as to which such Person is the issuer) or any certificate or other writing delivered in connection herewith or therewith, against (i) any owner of an interest in the Issuer or (ii) any partner, owner, beneficiary, agent, officer, director, employee, agent or Control Person of the Indenture Trustee in its individual capacity, the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee does not have any such obligations in its individual capacity). It is understood that the foregoing provisions of this Section shall not (i) prevent recourse to the Collateral for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture, and the same shall continue until paid or discharged. It is further understood that the foregoing provisions of this Section shall not limit the right of any person to name the Issuer as a party defendant in any action or suit or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such person or entity.

         Section 11.15.    Inspection.

         The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts relating to the Receivables with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) or the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

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         Section 11.16.    Method of Payment.

         Except as otherwise provided in Section 2.10(b), all amounts payable or to be remitted pursuant to this Indenture shall be paid or remitted or caused to be paid or remitted in immediately available funds by wire transfer to an account specified in writing by the recipient thereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                           OAKWOOD ADVANCE RECEIVABLES
                                           COMPANY II, L.L.C.

                                           By:    /s/ Dennis Hazelrigg
                                                  ------------------------------
                                           Name:
                                           Title:

                                           JPMORGAN CHASE BANK
                                           as Indenture Trustee

                                           By:    /s/ Craig M. Kantor
                                                  ------------------------------
                                           Name:  Craig M. Kantor
                                           Title: Vice President

STATE OF Arizona              )
                              ) ss.:
COUNTY OF Maricopa            )

         On this 7 day of February, 2003, before me, the undersigned officer, personally appeared Dennis Hazelrigg, and acknowledged himself to me to be the _____________________ of ________________________, and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                /s/ Elizabeth V. Johansen
                                                --------------------------------
                                                Notary Public

NOTARIAL SEAL

                     Notary Public State of Arizona
                     Maricopa County
                     Elizabeth V. Johansen
                     Expires May 13, 2006

STATE OF New York             )
                              ): ss.:
COUNTY OF New York            )

         On this ___ day of February, 2003, before me, the undersigned officer, personally appeared Craig M. Kantor, and acknowledged himself to me to be the Vice President of JPMorgan Chase Bank, and that as such officer, being duly authorized to do so pursuant to such entity's by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of such entity by himself or herself as such officer as his or her free and voluntary act and deed and the free and voluntary act and deed of said entity.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                               /s/ Margaret M. Price
                                               --------------------------------
                                               Notary Public

NOTARIAL SEAL

                                               Margaret M. Price
                                               Notary Public, State of New York
                                               No. 24-4980599
                                               Qualified in Kings County
                                               Commission Expires April 22, 2003

                                    EXHIBIT A

                                  FORM OF NOTES

THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE MAXIMUM NOTE PRINCIPAL BALANCE SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE 1933 ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2),(3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT, IN EACH CASE IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND APPLICABLE STATE SECURITIES LAWS.

THIS NOTE MAY NOT BE TRANSFERRED UNLESS THE INDENTURE TRUSTEE HAS RECEIVED A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

Aggregate Principal Balance:        $
Maximum Note Principal Balance:     $
Initial Percentage Interest:        100%
No.

                                      A-1-1

                 Oakwood Advance Receivables Company II, L.L.C.

               ADVANCE RECEIVABLES BACKED NOTES, SERIES 2003-ADV1

                  Oakwood Advance Receivables Company II, L.L.C., a Delaware limited liability company (the "Issuer"), for value received, hereby promises to pay to ____________________________, or registered assigns (the "Noteholder"), the principal sum of ___________________________ ($____) or so much thereof as may be advanced and outstanding hereunder and to pay interest on such principal sum or such part thereof as shall remain unpaid from time to time, at the rate and at the times provided in the Indenture. Principal of this Note is payable on each Payment Date in an amount equal to the result obtained by multiplying (i) the Percentage Interest of this Note by (ii) the principal amount distributed in respect of such Payment Date.

                  The Outstanding Note Principal Balance of this Note bears interest at the Floating Rate. On each Payment Date amounts in respect of interest on this Note will be paid in an amount equal to the result obtained by multiplying (i) the Percentage Interest of this Note by (ii) the aggregate amount paid in respect of interest on the Notes with respect to such Payment Date.

                  Capitalized terms used but not defined herein have the meanings set forth in the Indenture (the "Indenture"), dated as of February 1, 2003 between the Issuer and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee").

                  By its acceptance of this Note, each Noteholder covenants and agrees, until the earlier of (a) the termination of the Funding Period and (b) the Maturity Date, on each Funding Date to advance amounts in respect of Additional Note Balance hereunder to the Issuer, subject to and in accordance with the terms of the Indenture, the Receivables Purchase Agreement and the Note Purchase Agreement.

                  In the event of an advance of Additional Note Principal Balance by the Noteholders as provided in Section 2.01 of the Note Purchase Agreement, each Noteholder shall, and is hereby authorized to, record on the schedule attached to its Note the date and amount of any Additional Note Balance purchased by it, and each repayment thereof; provided that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder's rights with respect to its Additional Note Balance and its right to receive interest payments in respect of the Additional Note Balance held by such Noteholder.

                  Absent manifest error, the Note Principal Balance of each Note as set forth in the notations made by the related Noteholder on such Note shall be binding upon the Indenture Trustee and the Issuer; provided that failure by a Noteholder to make such recordation on its Note or any error in such notation shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive principal and interest payments in respect thereof.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                      A-1-2

                  The statements in the legend set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Indenture Trustee, by manual signature, this Note shall not entitle the Noteholder hereof to any benefit under the Indenture or the Note Purchase Agreement and/or be valid for any purpose.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK AND WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PROVISIONS THEREOF.

                                      A-1-3

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date:    February __, 2003

                                           OAKWOOD ADVANCE RECEIVABLES
                                           COMPANY II, L.L.C.

                                           By: _________________________________
                                                      Authorized Signatory

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:    February __, 2003

                                           JPMORGAN CHASE BANK, not in its
                                           individual capacity but solely as
                                           Indenture Trustee

                                           By: _________________________________
                                                      Authorized Signatory

                                      A-1-4

                                [Reverse Of Note]

                  This Note is one of the duly authorized Notes of the Issuer, designated as its Advance Receivables Backed Notes, Series 2003-ADV1 (herein called the "Notes"), all issued under the Indenture. Reference is hereby made to the Indenture and all indentures supplemental thereto, and the Note Purchase Agreement for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture or the Note Purchase Agreement, the provisions of the Indenture or the Note Purchase Agreement, as applicable, shall control and supersede such contradictory or inconsistent provision herein. The Notes are subject to all terms of the Indenture and the Note Purchase Agreement.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied in accordance with the Indenture and the Note Purchase Agreement.

                  The entire unpaid principal amount of this Note shall be due and payable on the Maturity Date of the Notes pursuant to the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee, at the direction or upon the prior written consent of the Majority Noteholders, has declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Notes shall be made pro rata to the Holders of the Notes entitled thereto.

                  The Collateral secures this Note and all other Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note. The Notes are non-recourse obligations of the Issuer and are limited in right of payment to amounts available from the Collateral, as provided in the Indenture. The Issuer shall not otherwise be liable for payments on the Notes, and none of the owners, agents, officers, directors, employees, or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture.

                  Any installment of interest or principal on this Note shall be paid on the applicable Payment Date to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Note Register as of the close of business on the related Record Date by wire transfer in immediately available funds to the account specified in writing by the related Noteholder to the extent provided by the Indenture and otherwise by check mailed to the Noteholder.

                  Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. Any increase in the principal amount of this Note (or any one or more predecessor Notes) effected by payments to the Issuer of Additional Note Balances shall be binding upon the Issuer and shall inure to the benefit of all

                                      A-1-5
future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Transfer Agent's Medallion Program ("STAMP"), and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer may require the Noteholder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or "control person" within the meaning of the 1933 Act and the Exchange Act of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note or a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes or the Transaction Documents.

                  The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Collateral. Each Noteholder, by acceptance of a Note, agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this

                                      A-1-6

Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Holders of Notes representing specified Percentage Interests of the Outstanding Notes, on behalf of all of the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of any Noteholder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of the Issuer in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                      A-1-7

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto: ________________________________________________________________
                                  (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

                                                                              */

                              Signature Guaranteed:

                                                                              */

*/NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of STAMP.

                                      A-1-8

                        Schedule to Series 2003-ADV1 Note
                          dated as of February 14, 2003
                of Oakwood Advance Receivables Company II, L.L.C.

-------------------------------------------------------------------------------------------------------------------
                         Amount of advance of
  Date of advance of        Additional Note                               Aggregate Note         Note Principal
Additional Note Balance         Balance         Percentage Interest          Balance            Balance of Note
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                        100%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                      A-1-9

                                    EXHIBIT B

                      FORM OF MONTHLY REMIC SERVICER REPORT

                                      A-2-1

                                  EXHIBIT C-1A

            FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF NOTES TO
                            QUALIFIED INSTITUTIONAL BUYERS

                                     [Date]

JPMorgan Chase Bank
Structured Finance Administration
4 New York Plaza, 6th Floor
New York, New York 10004-2413
Attention: [_______________] - Oakwood Advance Receivables Company II, L.L.C.

         Re:      Oakwood Advance Receivables Company II, L.L.C. Advance
Receivables Backed Notes, Series 2003-ADV1 (the "Notes")

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _____________________________ (the
"Transferee") of the Notes [having an initial Note Principal Balance as of February 14, 2003 (the "Closing Date") of $______________]. The Notes were issued pursuant to an Indenture, dated as of February 1, 2003 (the "Indenture"), between Oakwood Advance Receivables Company II, L.L.C. as issuer and JPMorgan Chase Bank as indenture trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Note Registrar, that:

                  1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, and has completed one of the forms of certification to that effect attached hereto as Annex A and Annex B. The Transferee is aware that the sale to it of the Notes is being made in reliance on Rule 144A. The Transferee is acquiring the Notes for its own account or for the account of a Qualified Institutional Buyer, and understands that such Notes may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                  2. The Transferee understands that it may not sell or otherwise transfer any Notes except in compliance with the provisions of the Indenture, which provisions it has carefully reviewed, and that each Notes will bear the following legend:

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE

                                     C-1A-1

                  ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                  3. The Transferee represents to the Issuer and the Indenture Trustee that it is not, and is not purchasing on behalf of, as fiduciary of, or with assets of, an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or a plan within the meaning of section 4975 of the Internal Revenue Code of 1986.

                  4. The Transferee has been furnished with all information regarding (a) the Notes and distributions thereon,
                  (b) the nature, performance and servicing of the Receivables,
                  (c) the Indenture and (d) any other matter related thereto, that it has requested.

                                                    Very truly yours,

                                                    (Transferor)

                                                    By:    _____________________
                                                    Name:
                                                    Title:

                                     C-1A-2

                                                         ANNEX 1 TO EXHIBIT C-1A

         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [for Transferees other than Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Note Registrar], as Note Registrar, with respect to the Notes (the "Notes") being transferred as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Notes
         (the "Transferee").

                  2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $_______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         _____ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         _____ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

         _____ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Note in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

                                     C-1A-3

         _____ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         _____ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

         _____ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         _____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

         _____ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

         _____ Other.(Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex B rather than this Annex A.)

                  3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

                  4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

                                     C-1A-4

                  5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Notes are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may in reliance on Rule 144A.

                  ____  ____      Will the Transferee be purchasing the Notes
                  Yes   No        only for the Transferee's own account?

                  6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                           Print Name of Transferee

                                           By:    ____________________________
                                           Name:
                                           Title:
                                           Date:

                                     C-1A-5

                                                         ANNEX 2 TO EXHIBIT C-1A

         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [for Transferees that are Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and [name of Note Registrar], as Note Registrar, with respect to the Notes (the "Notes") being transferred as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Notes (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                  2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

         ____ The Transferee owned and/or invested on a discretionary basis $_____________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     C-1A-1

                  4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

                  ____     ____    Will the Transferee be purchasing the Notes
                  Yes      No      only for the Transferee's own account?

                  6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Notes will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                           Print Name of Transferee or Adviser

                                           By:    ______________________________
                                           Name:
                                           Title:

                                           IF AN ADVISER:
                                           _____________________________________
                                           Print Name of Transferee

                                           Date:

                                     C-1A-2

                                  EXHIBIT C-1B

            FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS OF NOTES TO
                       INSTITUTIONAL ACCREDITED INVESTORS

                                     [Date]

JPMORGAN CHASE BANK
Structured Finance Administration
4 New York Plaza, 6th Floor
New York, New York 10004-2413
Attention: [_______________] - Oakwood Advance Receivables Company II, L.L.C.

         Re: Oakwood Advance Receivables Company II, L.L.C. Advance Receivables Backed Notes, Series 2003-ADV1 (the "Notes")

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _____________________________ (the
"Transferee") of the Notes [having an initial Note Principal Balance as of February 14, 2003 (the "Closing Date") of $______________]. The Notes were issued pursuant to an Indenture, dated as of February 1, 2003 (the "Indenture"), between Oakwood Advance Receivables Company II, L.L.C. as issuer and JPMorgan Chase Bank as indenture trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Note Registrar, that:

                  1. The Transferee is acquiring the Notes for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

                  2. The Transferee understands that (a) the Notes has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Issuer, the Indenture Trustee, the Note Registrar or any other person is obligated so to register or qualify the Notes, and (c) no Note may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Note Registrar has received either: (A) a certificate from the prospective transferee of the holder desiring to effect such transfer substantially in the form attached as Exhibit C-1A or as Exhibit C-1B to the Indenture or (B) an opinion of counsel satisfactory to the Indenture Trustee with respect to the availability of such exemption from registration under the Securities Act, together with copies of the written certifications from the transferor and transferee setting forth the facts surrounding the transfer upon which such opinion is based.

                                     C-1B-1

                  3. The Transferee understands that it may not sell or otherwise transfer any Note except in compliance with the provisions of Sections 4.02 and 4.03 of the Indenture, which provisions it has carefully reviewed, and that each Note will bear the following legend:

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                  4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Note, any interest in any Note or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Note, any interest in any Note or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Note, any interest in any Note or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Notes under the Securities Act, would render the disposition of the Notes a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Notes pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Note, any interest in any Note or any other similar security.

                  5. The Transferee represents to the Issuer and the Indenture Trustee that it is not, and is not purchasing on behalf of, as fiduciary of, or with assets of, an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or a plan within the meaning of section 4975 of the Internal Revenue Code of 1986.

                  6. The Transferee has been furnished with all information regarding (a) the Issuer, (b) the Notes, (c) the Indenture,
         (d) the trusts created pursuant thereto, (e) the nature of the Receivables and (f) all related matters, that it has requested.

                  7. The Transferee is an "accredited investor" as defined in paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs. The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and

                                     C-1B-2
         the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

                                           Very truly yours,

                                           (Transferor)
                                           By:    ______________________________
                                           Name:
                                           Title:

                                     C-1B-3

                                    EXHIBIT D

                           FORM OF PAYMENT DATE REPORT

                                    EXHIBIT E

                      FORM OF EXCESS AMOUNT PAYMENT REPORT

                                    EXHIBIT F

                           FORM OF FUNDING DATE REPORT

                                       D-1